SCHEDULE 14A
                           (RULE 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_] Confidential, For Use
                                                 of the Commission Only
                                            (As Permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    AMERICAN CHAMPION ENTERTAINMENT, INC.
              (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.



[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:


    (2) Form, Schedule or Registration Statement No.:


    (3) Filing Party:


    (4) Date Filed:

                          AMENDED PROXY STATEMENT

                     AMERICAN CHAMPION ENTERTAINMENT, INC.
               22320 Foothill Blvd., Suite 260, Hayward, CA 94541

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON SEPTEMBER 27, 2000

                                                         Hayward,
                                                         California
                                                         August 17, 2000

The Annual Meeting of Stockholders of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation ("AC Media"), which wholly owns American Champion Marketing Group, Inc. ("ACMG"), will be held at the Hilton Oakland Airport Hotel, One Hegenberger Road, Oakland, California on Wednesday, September 27, 2000, at 7:00pm, for the following purposes:

1. To elect six directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1); and

2. To approve the Private Equity Line of Credit Agreement dated April 12, 2000 and closed on May 9, 2000, for the future issuance and purchase of shares of our common stock by Sibson Holdings, Ltd. (Proposal No. 2); and

3. To approve the acquisition of 80% the Beijing Wisdom Network Technology Company, Ltd., through an exchange of stock and cash between the two companies per terms in the agreement dated March
27, 2000 and all transactions contemplated thereby (Proposal No.
3); and

4. To ratify the appointment of Moss Adams LLP as the Company's independent certified public accountants for the 2000 fiscal year
(Proposal No. 4); and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on August 17, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.



                                  By Order of the Board of Directors,
                                   /s/  ANTHONY K. CHAN, SECRETRY
                                      Anthony K. Chan, Secretary




                               IMPORTANT
                               ---------
 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY



                           AMENDED PROXY STATEMENT
                                     OF
                      AMERICAN CHAMPION ENTERTAINMENT, INC.
                        22320 Foothill Blvd., Suite 260
                               Hayward, CA 94541


GENERAL

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by, and on behalf of, the Board of Directors of American Champion Entertainment, Inc. (the "Company"), a Delaware corporation and holding company for America's Best Karate, a California corporation, which wholly owns American Champion Media, Inc., a Delaware corporation ("AC Media"), which wholly owns American Champion Marketing Group, Inc. ("ACMG"), for use at the Annual Meeting of Stockholders of the Company to be held at the Hilton Oakland Airport Hotel, One Hegenberger Road, Oakland, California on Wednesday, September 27, 2000, at 7:00pm, (the "Meeting"). Only stockholders of record on August 17, 2000, (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 8,028,350 shares of its $0.0001 par value common stock (the "Common Stock").

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about August 25, 2000.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Annual Meeting of
Stockholders has been approved will be determined as follows.   Those persons
will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

                               PROPOSAL NO. 1

                           ELECTION OF DIRECTORS

Nominees

        At the Annual Meeting, the stockholders will elect six (6) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. The Company presently has seven (7) directors; however, as provided in the Company's by-laws and its subsequent amendments, the Company may increase the number of directors to a total of fifteen (15) directors without amending its by- laws. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the six nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.


Nominee            Age   Position with the Company            Director Since

Anthony K. Chan    45    President, Chief Executive Officer   1997
                         and Director

George Chung       38    Chairman and Director                1997

William T. Duffy   44    Director                             1997

Alan Elkes         54    Director                             1997

E. David Gable     50    Director                             1999

Jan D. Hutchins    51    Director                             1997

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees.

Anthony K. Chan. Mr. Chan has served as President, Chief Executive Officer, and a Director of the Company since February 1997, and as Chief Executive Officer and Chief Financial Officer of America's Best Karate since 1991. From 1985 to 1990, Mr. Chan served as the Director of Chinese Affairs for the Eisenberg Company, a diversified business enterprise, where Mr. Chan's principal duty was to negotiate contracts in the People's Republic of China. Prior to 1985, Mr. Chan was employed by the Bank of America NT & SA as an economic forecaster. Mr. Chan received his MBA from the University of California at Berkeley. Mr. Chan's martial arts training began in 1968 in Hong Kong. He was the first American allowed to train as a professional in the People's Republic of China. He is a published author and has been featured in newspapers, magazine covers, television and motion pictures. He was inducted into the Black Belt Hall of Fame in 1981.

George Chung. Mr. Chung has served as Chairman of the Board and a Director of the Company since February 1997, and as President of America's Best Karate since 1991. From 1981 to 1991, Mr. Chung owned and operated a karate studio in Los Gatos, California. Mr. Chung was inducted into the Black Belt Hall of Fame in 1983. He is regarded in the martial arts industry as a pioneer in the modernization of what is known as contemporary martial arts training, which includes the use of music in both training and performance. He has been featured in magazines, books, television and motion pictures. He is a published author and wrote "Defend Yourself," a worldwide published self-defense system for Sybervision Systems. In 1995, he was awarded a "Superbowl Ring" from the San Francisco 49ers in recognition for his outstanding martial arts work with their championship football team.

William T. Duffy. Mr. Duffy served as the Executive Vice President for the Buffalo Bills in 1999, and had served as Vice-President of Business Operations and Chief Financial Officer for the San Francisco 49ers from 1996 to 1998. He was responsible for all non-football related business and provides financial guidance and support for all the team's football related activities. Mr. Duffy's previous experience has included serving as Director of Compliance for the National Football League from October 1993 to May 1996, Treasurer of
Robbie Stadium Corporation from June 1990 to September 1993 and Director of Finance of the Miami Dolphins from March 1988 to May 1990. Mr. Duffy, a CPA, is a graduate of Princeton University and received his Masters of Accounting from New York University.

Alan Elkes. Mr. Elkes has served as Chief Executive Officer of Dalton Kent Securities Group, Inc., an investment banking and brokerage firm, since June 1996. From September 1994 to June 1996, Mr. Elkes served as Financial and Operations Manager at a branch office of Corporate Securities Group Inc., an investment banking and brokerage company. From February 1991 to September 1994, Mr. Elkes owned and operated Minuteman Press, a printing company. Mr. Elkes began his career in the stock brokerage industry in 1968. He has an MBA in accounting from St. Johns University in New York and is also a licensed CPA in the State of New York.

E. David Gable. Mr. Gable, a veteran business leader and entrepreneur, is Chairman, and a member of the Board of Directors of Carnegie International Corporation (OTC BB:CAGI) since September 1996 and Chief Operating Officer from May 1997 to March 1999. From 1988 to 1993 he served as a principal and president of the All-Star Motor Group, where he helped to grow the company to $400 million in sales and more than 600 employees. Carnegie is a holding company specializing in internet, telephony and telecommunications products, services and distribution, including electronic commerce and electronic digital interchange. Under Mr. Gable's leadership, Carnegie reported total income of $8.9 million for the first 6 months of fiscal 1998 ended June 30, 1998, versus $7 million total income for the 12 months ended December 31, 1997.

Jan D. Hutchins. Mr. Hutchins has served as President of AC Media, since February 1997. From July 1994 to November 1995, Mr. Hutchins was one of a four person management team for GolfPro International, an emerging company designing and marketing a terrain- based, personal service robot. From 1993 to 1994, Mr. Hutchins was community services director for the San Francisco Giants professional baseball team. From 1991 to 1993, Mr. Hutchins developed, produced and hosted the HOOKED ON GOLF radio program for KNBR 68
in San Francisco.   From 1972 to 1991, Mr.  Hutchins served in various
capacities in the television field, including news anchor, sports director, sports anchor/reporter and television host.

        No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company. Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

              Recommendation of the Board for Proposal No. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                PROPOSAL NO. 2

            APPROVAL OF A $5,000,000 PRIVATE EQUITY LINE OF CREDIT

At the Annual Meeting, the Company's stockholders are being asked to ratify the Private Equity Line of Credit Agreement, and the exhibits thereto, dated

Sibson Holdings, Ltd. ("Sibson"), and the transactions contemplated thereby (collectively the "Offering") including the equity line of credit for a maximum of $5,000,000 and Common Stock purchase warrants pursuant to.

The following summarizes the terms of the Offering and is qualified in its entirety by the Agreement itself and the exhibits thereto, a copy of which is attached hereto as Appendix A and incorporated by reference herein. Stockholders are encouraged to review the attached Agreement and its exhibits.

Pursuant to the authorization of the Board of Directors of the Company, management of the Company negotiated and executed the Agreement pursuant to which Sibson agreed under certain terms and conditions to invest up to $5,000,000 into the Company by purchasing shares of our common stock over period of up to 30 months. We may request a draw of that money, subject to a formula based on the volume-weighted average common stock price and average trading volume. At the end of a trading period following the draw down request, we and Sibson will calculate the amount of money that Sibson will provide to us and the number of shares we will issue to Sibson in return for that money, based on the formula in the stock purchase agreement.

Sibson will receive a 15% discount to the average of the lowest three bid prices for the common stock for the 21 trading-day period beginning 15 trading days prior to and ending 5 trading days after the sale to Sibson and we will receive the amount of the draw down less an escrow agent fee of $1,500 and a 7% cash placement fee payable to the placement agent, Union Atlantic, LC, which introduced Sibson to us. Union Atlantic, LC is not obligated to purchase any of our shares, but as an additional placement fee, we have issued to them warrants to purchase 50,000 shares of our common stock at an exercise price of $1.7325 per share. We also have issued to Sibson warrants to purchase 175,000 shares of our common stock at an exercise price of $1.7325 per share. We will issue warrants to purchase an additional 6,500 shares of common stock, exercisable at the bid price on the put date, to Sibson for each $100,000 of the equity line that it funds.

Nasdaq Rule Requiring Stockholder Approval

Because the Company's Common Stock is listed on The Nasdaq SmallCap, the Company is subject to the Nasdaq's corporate governance rules, including Rule 4310(c)(25)(H)(i)(d)(2) (the "Nasdaq Rule") which provides that an issuer must obtain stockholder approval for the sale or issuance of common stock (or securities convertible into common stock) equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. The conversion of the Debentures and/or the exercise of the Warrants may be made at a price less than the greater of book or market value of the stock and it is also possible that the Debentures may be convertible and/or the Warrants may be exercisable into more than 20% of the currently outstanding shares of the Company's Common Stock. Investors have recognized that the Company may be limited in the number of shares of Common Stock it may issue, and that the Common Stock issuable upon conversion of the Debentures and upon exercise of the Warrants may result in the issuance of shares in excess of the Nasdaq Rule. Such issuance will require the Company to obtain the consent of its stockholders.

Unless marked otherwise, proxies received will be voted "FOR" the approval of
this Proposal No. 2.   The affirmative vote of the holders of a majority of
the outstanding shares of Common Stock of the Company is required to approve the this Proposal No. 2.


               Recommendation of the Board for Proposal No. 2:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE $5,000,000 PRIVATE EQUITY LINE OF CREDIT AND THE SALE OF THE COMPANY'S COMMON STOCK IN THE
TRANSACTIONS PURSUANT TO.

                             PROPOSAL NO. 3

                  TO APPROVE THE ACQUISITION OF 80% OF
             BEIJING WISDOM NETWORK TECHNOLOGY COMPANY, LTD.

        At the Annual Meeting, the Company's stockholders are being asked to approve the intended acquisition of 80% of the outstanding capital stock of Beijing Wisdom Network Technology Company, Ltd. ("BA Network"), pursuant to the terms of the Stock Exchange Agreement, dated March 27, 2000, between the Company and BA Network (the "Agreement").

        The Agreement provides for the following:

        * The payment by us to BA Network of $300,000 at the closing of the acquisition;
        * We will make additional estimated payments to BA Network in the amount of $1,184,097 in 2000, $1,457,349 in 2001 and
          $1,730,603 in 2002;
        * BA Network will issue stock to us constituting 80% of its outstanding stock


        Pursuant to the Agreement, at the closing of the transaction, the Company will pay BA Network $300,000, in either the Company's Common Stock or in cash, at the election of BA Network to be made at closing of the transaction. If BA Network elects to receive stock, such shares shall have registration rights, and the grant will be made based on the average of the daily closing sales prices from the date of the letter of intent for the transaction to the date of effectiveness of the Agreement. For the years 2000, 2001 and 2002, the Company has agreed to pay BA Network $1,184,097, $1,457,349 and $1,730,603, respectively. Such amounts assume BA Network meets projections previously provided to the Company and will be adjusted accordingly if such projections are incorrect. The amount for the year 2000 may be paid in either cash or shares of the Company's Common Stock, at the election of BA Network at the time such payments are due. The amounts for the years 2001 and 2002 are payable in shares of the Company. In the event that BA Network elects to receive the initial amount of $300,000 and the payment for the year 2000 (estimated at $1,184,097) in cash, there is no assurance that the Company will be able to make sure cash payments or secure financing for payment of such amounts at favorable or acceptable terms. Grants of either stock or cash are subject to delivery schedules, and in the case of stock grants, certain time restrictions shall also apply. Details of such schedules and restrictions are set forth in the Agreement attached as Appendix B.

        The Company does not believe that any regulatory approval is required for the consummation of the acquisition of BA Network and no such approval will be applied for. The Company did not engage in any negotiations or transactions with BA Network prior to this transaction and has not sought an appraisal of the value of BA Network.

        You will not be entitled to any appraisal rights in connection with the BA Network Agreement or the transactions contemplated thereby.

BA Network is a limited company established in Beijing on June 10, 1997. The company has an operating history of ten years but focused on its core business since 1997, and financial results from operations began to show significance in the year 1999. The main business of BA Network is computer and communication network deployment, apartment and office building security automation and related consulting services.
BA Network of China provides and installs optical fiber cable lines in buildings throughout the country, providing the newest large bandwidth optical fiber technology to equip users with high capacity voice and data lines, and faster access to the Internet. Its list of clients include the Beijing International Airport where BA Network installed 13,000 voice and data lines within the airport structure, Motorola Asia Headquarters with 7,000 lines, Helongjiang Province Postal Service with 6,300 lines, and more.
 Its primary equipment providers for such users include IBM and Lucent Technologies.
In May 2000, BA Network was awarded a contract from the Heilongjiang Provincial Telecommunication Bureau to design and implement an internal computer network with Internet access through optical fiber lines and also voice communication system, for the Bureau's new digital paging company. The contract totals up to RMB 5 million (US$600,000) for services to be mostly completed within the year 2000.

The office of the Managing Director oversees seven departments, namely administration, finance, market information, planning, sales, technology, and project engineering. Besides computer networks and Internet access, BA Network also provides customers with design and installation of building automation and alarm systems. The main suppliers for equipment in this area include Johnson Controls and Thorn Security.

Pursuant to the Agreement, BA Network is to have autonomy in daily operations, with the exception of at least one accounting person staffed by the Company or its assign. BA Network is to report directly to the Company, subject to the Company's Board interpretation of appropriateness and with the Company's Board approval when necessary.

Additional information on BA Network is available in the audited financial statements and its accompanying notes included in the following pages. The contact information for BA Network is:

Beijing Wisdom Network Technology Company, Ltd.
105 Xi San Huan Bei Road, Ke Yuan Building
Room 809, West Section
Haidian District, Beijing
China 100037

Mr. Tao Lin
Managing & Director
Phone: 86-10-8841-5090
Fax:   86-10-8841-4987
Email: lintao@banet.com.cn
www.banet.com.cn


                   Summary Selected Financial Data
For the year ended December 31, 1999 and the six months ended June 30, 2000

        The summary financial data for the year ended December 31, 1999 set forth below has been derived from audited financial statements for BA Network included in this proxy statement. The summary financial data for the six months ended June 30, 2000 is derived from unaudited financial statements. Figures in the following table are converted by management of American Champion Entertainment, Inc. into U.S. Dollars by dividing the value in RMB by 8.3 which was the exchange rate as quoted by Bank of China as of June 30, 2000.
Financial information for prior years is not significant.


                                            Year ended          6 months ended
                                            December 31, 1999   June 30, 2000
                                            US$                 US$
Statements of Operations Data:
Revenues                                    $1,216,345          $2,282,395
Cost of sales                                  817,120           1,938,213
Selling, and administrative
   Expenses                                    143,814              71,386
Income before taxes                            255,411             272,797
Income taxes                                    84,286              89,991
Net income                                     171,125             182,806

                                                           As of June 30, 2000
                                                               US$
Balance Sheets Data:
Cash and cash equivalents                                       $   30,687
Accounts receivable                                              2,431,325
Total assets                                                     2,624,169
Liabilities                                                      2,186,479
Stockholders' equity                                               437,690


In addition, the Company has engaged a consultant, Beijing Da Yan Da International Company ("BDYD") to provide the Company services in the form of: (i) identifying and evaluating potential acquisition candidates ("Candidates") within the territories of the People's Republic of China and Hong Kong, for the Company's acquisition and merger plans; (ii) advising and facilitating the Company as to negotiations with the Candidates; (iii) analyzing the impact of applicable local laws and regulations; (iv) bringing to the attention of the Company possible business opportunities and evaluating business opportunities generally, whether or not such opportunities are originated by BDYD or others; and (v) once a formal contract with an acquiree is executed, BDYD will provide full-time staffing of BDYD accounting personnel at acquiree's office to oversee accounting procedures for the first 36 months with such BDYD accounting personnel reporting directly to an assignee of the Company. At the successful and effective closure of acquisition and merger transactions by the Company with parties that are identified by BDYD, the Company shall pay to BDYD, a finder's fee equal to 10% for services (i) through (iv) as identified above and 5% for service (v), of the total "Transaction Value" of the transaction in Common Stock of the Company (50% of such shares shall be registered within 60 days from closure of the transaction and the remaining of such shares shall remain restricted securities ). "Transaction Value" shall mean the aggregate value of all cash, securities and other property and valuable consideration of every kind given, granted or issued by the Company and its affiliates in connection within any transaction involving any acquisition, stock or asset exchange, joint venture or merger between the Company and parties identified by BDYD. Also, upon the Company's approval by its board of directors of any "Letter of Intent" with Candidates, but prior to the actual effectiveness and closure of contract, the Company shall pay BDYD a non-refundable expense allowance of US$50,000 in freely tradable common stock to cover BDYD's non-accountable expenses within the facilitation of the transaction.


*      *      *      *      *      *      *      *      *      *      *

The following is the independent auditors' report on Beijing Wisdom Network Technology Company, Ltd. for the year ended December 31, 1999.


INDEPENDENT AUDITORS' REPORT

To the Board of Directors of Beijing American Champion Entertainment Inc. :
(A limited company established in the People's Republic of China)

We have audited the accompanying balance sheet of Beijing Wisdom Net Technology Co., Ltd. (the "Company") as of December 31, 1999 and the related statements of operations, owners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte Touche Tohmatsu Shanghai CPA

May 8, 2000

                 BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                              BALANCE SHEET

ASSETS                                              December 31, 1999
                                                        RMB
Current assets:
Cash and cash equivalents                              451,281
Accounts receivable, trade                           3,000,000
Other receivables                                      135,233
Amount due from shareholders (Note 8)                  300,000
Inventories                                          1,193,540
                                                   -----------
Total current assets                                 5,080,054

Property and equipment, net (Note 4)                   384,660
                                                   -----------
Total assets                                         5,464,714
                                                   ===========
LIABILITIES AND INVESTORS' EQUITY
Current liabilities:
Accounts payable, trade                                 40,000
Advances from customers                                441,251
Income tax payable                                     699,572
Other taxes payable (Note 5)                         1,536,079
Other payables                                          84,164
Amount due to shareholders (Note 8)                    548,113
                                                   -----------
Total current liabilities                            3,349,179

Owners' equity
Paid-in capital                                        500,000
Retained earnings                                    1,615,535
                                                   -----------
                                                     2,115,535

Total liabilities and investors' equity              5,464,714
                                                   ===========

See accompanying notes to financial statements

              BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                     STATEMENT OF OPERATIONS

                                                    Year ended
                                                    December 31, 1999
                                                       RMB
Revenues                                            10,093,410
Cost of sales                                        6,782,098
                                                   -----------
Gross profit                                         3,311,312

Operating expenses:
Selling expenses                                       115,924
Administrative expenses                              1,077,735
                                                   -----------
Total operating expenses                             1,193,659
                                                   -----------
Operating income                                     2,117,653

Interest income                                          2,260
                                                   -----------
Income before income tax                             2,119,913

Income tax (Note 6)                                    699,572
                                                   -----------
Net income                                           1,420,341
                                                   ===========

See accompanying notes to financial statements.

                       STATEMENT OF OWNERS' EQUITY

                 Paid-in capital   Retained earnings   Total owners' equity
                      RMB                RMB                 RMB
                 ---------------   -----------------   --------------------
Balance at
January 1, 1999         500,000             195,194                695,194

Net Income                -               1,420,341              1,420,341
                 ---------------   -----------------   --------------------
Balance at
December 31, 1999       500,000           1,615,535              2,115,535
                 ===============   =================   ====================

See accompanying notes to financial statements.

                   BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                          STATEMENT OF CASH FLOWS

                                                    Year ended
                                                    December 31, 1999
                                                       RMB
Cash flows from operating activities:
  Net income                                          1,420,341
  Adjustments to reconcile net income to net cash
  provided by operating activities:
  Depreciation and amortization                          63,112
  Changes in assets and liabilities:
    Accounts receivable, trade                       (3,000,000)
    Advances to suppliers                                 5,000
    Other receivables                                  (596,041)
    Inventories                                        (344,506)
    Accounts payable, trade                              40,000
    Advances from customers                              75,285
    Income tax payable                                  699,572
    Other taxes payable                               1,567,378
    Other payables and accrued expenses                 322,063
                                                     -----------
Net cash provided by operating activities               252,204
                                                     -----------
Cash used in investing activities:
  Purchase of property and equipment                   (307,823)
                                                     -----------
Decrease in cash and cash equivalents                   (55,619)

Cash and cash equivalents, beginning of year            506,900

Cash and cash equivalents, end of year                  451,281

See accompanying notes to financial statements.

                  BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                      NOTES TO FINANCIAL STATEMENTS

1.      COMPANY BACKGROUND

Beijing Wisdom Net Technology Co., Ltd. ("the Company") is a limited company established on June 10, 1997 by three shareholders: Mr. Cheng Dong (34%), Mr. Lin Tao (33%) and Ms. Zhou Xin (33%) with an operating period of 10 years. The total registered capital of the Company is RMB500,000. The main business of the Company is computer and communication network deployment, apartment and office building security automation deployment and related consulting sevices.

The Company's books of accounts are maintained in Renminbi ("RMB") in which currency the majority of the Company's transactions are denominated.

2.      BASIS OF PREPARATION OF FINANCIAL STATEMENTS

The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory financial statements of the Company, which are required to be prepared in accordance with the accounting principles and the relevant financial regulations as established by the Ministry of Finance of the People's Republic of China ("PRC GAAP").

The principal adjustments made to conform the statutory financial statements of the Joint Ventures to US GAAP included the following:

(i) Reclassification of leasehold improvements;
(ii) Reclassification of pre-operating expenses;


3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies which have been adopted in preparing these financial statements and which conform with US GAAP are as follows:

Cash and cash equivalents

Cash and cash equivalents represent cash on hand and deposits in banks with an original maturity of three months or less.

Inventories
Inventories representing hardware and parts are stated at the lower of cost or market.

Property and equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method with no salvage value, over the estimated useful lives as follows:

Electronic equipment                    5 years
Office equipment                        5 years
Motor vehicles                          5 years
Leasehold improvements             Lease period

                  BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                     NOTES TO FINANCIAL STATEMENTS

3.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Impairment

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. An impairment loss, measured based on the fair value of the asset, is recognized if expected future undiscounted cash flows are less than the carrying amount of the assets.

Revenue recognition

Revenue is recognized when the earning process is completed. Revenues are presented net of sales taxes.

Comprehensive income

Statement of Financial Accounting Standards (SFAS) No. 130 (Reporting Comprehensive Income) requires that an enterprise report, by major components and as a single total, the change in its net assets during the period from non-owner sources. The Company does not have any item of other comprehensive income, therefore the net income reported in the statement of operations is equivalent to the total comprehensive income.

Income taxes

Deferred income taxes are provided under the asset and liability method. Under this method, deferred income taxes are recognized for all significant temporary differences and classified as current or non-current based on the classification of the related asset or liability in the financial statements. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not, that some portion of, or all of, the deferred tax asset will not be realized.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


<CAPION>
4.      PROPERTY AND EQUIPMENT
                                                 December 31, 1999
                                                    RMB
Electronic equipment                             167,939
Office equipment                                  47,426
Motor vehicles                                   147,624
Leasehold improvements                           112,059
                                                 ---------
                                                 475,048

Less: Accumulated depreciation                   (90,388)
                                                 ---------
                                                 384,660
                                                 =========

                  BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                      NOTES TO FINANCIAL STATEMENTS

5.      OTHER TAXES PAYABLE
                                       December 31, 1999
                                          RMB
Value added tax ("VAT")                1,401,988
City tax                                  97,163
Individual income tax withheld            36,928
                                       ----------
Total                                  1,536,079


6.       INCOME TAXES

The Company is subject to PRC income tax at a rate of 33%. There are no material temporary differences as the principal effect of adjustments made to conform PRC statutory accounts to US GAAP had no income statement impact.


7.      EMPLOYEE RETIREMENT BENEFITS AND POST-RETIREMENT BENEFITS

The Company's employees are entitled to a retirement pension calculated with reference to their basic salaries on retirement in accordance with a government managed pension plan. The PRC government is responsible for the pension liability to these retired employees. The Company is required to make contributions at 14% of the monthly basic salaries of the current full-time employees. The Company is not obligated under any other retirement plans, and post-employment benefit obligations are not material. The Company's expense was RMB42,522 in 1999.


8.      RELATED PARTY TRANSACTIONS

Balances with shareholders are as follows:

                                               December 31, 1999
                                                  RMB
Amounts receivable from a shareholder:
  Lin Tao                                      300,000
                                               --------
Total                                          300,000
                                               ========

This is the advance for expenses to the shareholder for general business purpose. The Company will reconcile with Mr. Lin at a regular basis.


Amounts payable to shareholders:
  Cheng Dong                                   278,250
  Zhou Xin                                     269,863
                                               --------
Total                                          548,113
                                               ========

The above amounts are all non-interest bearing, unsecured and repayable on demand.

                BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                    NOTES TO FINANCIAL STATEMENTS


9.      CONTINGENCIES

        In 1999, the Company did not file tax returns and pay VAT amounting to RMB1,388,036 and income tax of RMB699,572. Such amounts have been accrued in these financial statements. Under PRC tax regulations, taxpayers are required to file their VAT and income tax returns by the 10th of the following month and the 15th day of the month following each calendar quarter, respectively. Delays in filing tax return and tax payment may result in tax authorities imposing late payment interest at 0.2% on a daily basis. Late payment penalties may also be imposed at the discretion the of tax authorities. Such amounts, however, depend on negotiation with the tax authorities, and is not determinable by the management.


10.     FINANCIAL INSTRUMENTS

The carrying values of financial instruments, including cash and cash equivalents, accounts and other receivables and other payables are equal to their approximate fair value because of the relatively short maturity of those instruments.




## End of Notes to Financial Statements from Independent Auditors' Report. ##

The audited financial statements of BA Network for the year ended December 31, 1999 is provided in the Chinese local currency of Ren Min Bi (RMB). Figures in the following supplemental schedules are converted by management of American Champion Entertainment, Inc. into U.S. Dollars by dividing the value in RMB by 8.3 which was the exchange rate as quoted by Bank of China as of June 30, 2000.

Supplemental Schedule of Beijing Wisdom Net Technology Co. Ltd.
Financial Statements Converted to US Dollars at 8.3 RMB to 1 US$


                 BEIJING WISDOM NET TECHNOLOGY CO., LTD.
               SUPPLEMENTAL BALANCE SHEET - IN US DOLLARS

ASSETS                                         December 31, 1999
                                                  US$
Current assets:
Cash and cash equivalents                         54,371
Accounts receivable, trade                       361,446
Other receivables                                 16,293
Amount due from shareholders (Note 8)             36,145
Inventories                                      143,800
                                               ----------
Total current assets                             612,055

Property and equipment, net (Note 4)              46,345
                                               ----------
Total assets                                     658,399
                                               ==========

LIABILITIES AND INVESTORS' EQUITY
Current liabilities:
Accounts payable, trade                            4,819
Advances from customers                           53,163
Income tax payable                                84,286
Other taxes payable (Note 5)                     185,070
Other payables                                    10,140
Amount due to shareholders (Note 8)               66,038
                                               ----------
Total current liabilities                        403,516

Owners' equity
Paid-in capital                                   60,241
Retained earnings                                194,643
                                               ----------
                                                 254,884

Total liabilities and investors' equity          658,399
                                               ==========

Supplemental Schedule of Beijing Wisdom Net Technology Co. Ltd.
Financial Statements Converted to US Dollars at 8.3 RMB to 1 US$


              BEIJING WISDOM NET TECHNOLOGY CO., LTD.
        SUPPLEMENTAL STATEMENT OF OPERATIONS - IN US DOLLARS

                                               Year ended
                                               December 31, 1999
                                                  US$
Revenues                                       1,216,073
Cost of sales                                    817,120
                                               ----------
Gross profit                                     398,953

Operating expenses:
Selling expenses                                  13,967
Administrative expenses                          129,848
                                               ----------
Total operating expenses                         143,814

Operating income                                 255,139

Interest income                                      272
                                               ----------
Income before income tax                         255,411

Income tax (Note 6)                               84,286
                                               ----------
Net income                                       171,125
                                               ==========

                       STATEMENT OF OWNERS' EQUITY

                 Paid-in capital   Retained earnings   Total owners' equity
                      US$                US$                 US$
                 ---------------   -----------------   --------------------
Balance at
January 1, 1999          60,241              23,517                 83,758

Net Income                -                 171,125                171,125
                 ---------------   -----------------   --------------------
Balance at
December 31, 1999        60,241             194,643                254,884
                 ===============   =================   ====================

Supplemental Schedule of Beijing Wisdom Net Technology Co. Ltd.
Financial Statements Converted to US Dollars at 8.3 RMB to 1 US$


                   BEIJING WISDOM NET TECHNOLOGY CO., LTD.
             SUPPLEMENTAL STATEMENT OF CASH FLOWS - IN US DOLLARS

                                                    Year ended
                                                    December 31, 1999
                                                       US$
Cash flows from operating activities:
  Net income                                          171,125
  Adjustments to reconcile net income to net cash
    provided by operating activities:
  Depreciation and amortization                         7,604
  Changes in assets and liabilities:
    Accounts receivable, trade                       (361,446)
    Advances to suppliers                                 602
    Other receivables                                 (71,812)
    Inventories                                       (41,507)
    Accounts payable, trade                             4,819
    Advances from customers                             9,070
    Income tax payable                                 84,286
    Other taxes payable                               188,841
    Other payables and accrued expenses                38,803
                                                    ----------
Net cash provided by operating activities              30,386

Cash used in investing activities:
  Purchase of property and equipment                  (37,087)
                                                    ----------

Decrease in cash and cash equivalents                  (6,701)

Cash and cash equivalents, beginning of year           61,072

Cash and cash equivalents, end of year                 54,371

The following are interim financial statements of Beijing Wisdom Network
Technology Company, Ltd. for the six month period ended June 30, 2000.   These
statements are originally provided in the Chinese local currency of Ren Min Bi
(RMB). Figures in the US Dollars column are converted by management of American Champion Entertainment, Inc. into U.S. Dollars by dividing the value in RMB by 8.3 which was the exchange rate as quoted by Bank of China as of June 30, 2000.


                   BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                          INTERIM BALANCE SHEET

                                           June 30, 2000    June 30, 2000
                                              RMB              US$
                                           (unaudited)      (unaudited)
ASSETS
Current assets:
Cash and cash equivalents                    254,700           30,687
Accounts receivable, trade                20,180,000        2,431,325
Other receivables                            322,833           38,896
Advances to suppliers                        266,606           32,121
Amount due from shareholders                 372,960           44,935
Inventories                                   78,838            9,499
                                          -----------      -----------
Total current assets                      21,475,937        2,587,462

Property and equipment                       304,668           36,707
                                          -----------      -----------
Total assets                              21,780,605        2,624,169
                                          ===========      ===========


LIABILITIES AND INVESTORS' EQUITY
Current liabilities:
Accounts payable, trade                   10,040,000        1,209,639
Advances from customers                      777,500           93,675
Income tax payable                         1,446,495          174,277
Other taxes payable (Note 5)               4,930,680          594,058
Other payables                               194,990           23,493
Amount due to shareholders                   758,113           91,339
                                          -----------      -----------
  Total current liabilities               18,147,778        2,186,479

Stockholders' equity:
Paid-in capital                              500,000           60,241
Retained earnings                          3,132,827          377,449
                                          -----------      -----------
  Total stockholders' equity               3,632,827          437,690

Total liabilites & stockholders' equity   21,780,605        2,624,169
                                          ===========      ===========

Interim financial statements of Beijing Wisdom Network Technology Company, Ltd. for the six month period ended June 30, 2000. - continue


                   BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                      INTERIM STATEMENT OF OPERATIONS

                                    Six-month period      Six-month period
                                        ended                 ended
                                    June 30, 2000         June 30, 2000
                                        RMB                   US$
                                    (unaudited)           (unaudited)
Revenues                            18,942,195             2,282,192
Cost of sales                       16,087,164             1,938,213
                                    -----------            ----------
Gross profit                         2,855,031               343,980

Operating expenses:
Selling expenses                        78,053                 9,404
Administrative expenses                514,451                61,982
                                    -----------            ----------
Total operating expenses               592,504                71,386

Operating income                     2,262,527               272,594

Interest income                          1,688                   203
                                    -----------            ----------
Income before income tax             2,264,215               272,797

Income tax                             746,923                89,991
                                    -----------            ----------
Net income                           1,517,292               182,806
                                    ===========            ==========

Interim financial statements of Beijing Wisdom Network Technology Company, Ltd. for the six month period ended June 30, 2000. - continue


                   BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                    INTERIM STATEMENT OF OWNERS' EQUITY

                       STATEMENT OF OWNERS' EQUITY

                 Paid-in capital   Retained earnings   Total owners' equity
                 (unaudited) RMB   (unaudited) RMB     (unaudited) RMB
                 ---------------   -----------------   --------------------
Balance at
January 1, 2000         500,000           1,615,535              2,115,535

Net Income                -               1,517,292              1,517,292
                 ---------------   -----------------   --------------------
Balance at
June 30, 2000           500,000           3,132,827              3,632,827
                 ===============   =================   ====================


                       STATEMENT OF OWNERS' EQUITY

                 Paid-in capital   Retained earnings   Total owners' equity
                 (unaudited) US$   (unaudited) US$     (unaudited) US$
                 ---------------   -----------------   --------------------
Balance at
January 1, 2000          60,241             194,643                254,884

Net Income                -                 182,806                182 806
                 ---------------   -----------------   --------------------
Balance at
June 30, 2000            60,241             377,449                437,690
                 ===============   =================   ====================

Interim financial statements of Beijing Wisdom Network Technology Company, Ltd. for the six month period ended June 30, 2000. - continue


                  BEIJING WISDOM NET TECHNOLOGY CO., LTD.
                     INTERIM STATEMENT OF CASHFLOWS

                                         Six-month period    Six-month period
                                               ended               ended
                                           June 30, 2000       June 30, 2000
                                               RMB                 US$
                                           (unaudited)         (unaudited)
Cash flows from operating activities:
  Net income                                 1,517,292             182,806
  Adjustments to reconcile net income to
  net cash provided by operating activities:
  Depreciation and amortization                 79,991               9,637
  Changes in assets and liabilities:
    Accounts receivable, trade             (17,180,000)         (2,069,880)
    Advances to suppliers                     (266,606)            (32,121)
    Other receivables                         (187,600)            (22,602)
    Amount due from shareholders               (72,960)             (8,790)
    Inventories                              1,114,702             134,301
    Accounts payable, trade                 10,000,000           1,204,819
    Advances from customers                    336,249              40,512
    Income tax payable                         746,923              89,991
    Other taxes payable                      3,394,602             408,988
    Other payables                             110,826              13,353
    Amount due to shareholdes                  210,000              25,301
                                            -----------         -----------
Net cash provided by operating activities     (196,581)            (23,684)

Cash used in investing activities:
  Purchase of property and equipment              -                   -

Decrease in cash and cash equivalents         (196,581)            (23,684)

Cash and cash equivalents, beginning of year   451,281              54,371
                                            -----------         -----------
Cash and cash equivalents, end of year         254,700              30,687

Beijing Wisdom Network Technology Company, Ltd.
Management's Discussion And Analysis Of Financial Condition And Results Of Operations


The following section discusses the significant operating changes, business trends, financial condition, earnings and liquidity that have occurred in the six-month period ended June 30, 1999 for BA Network. This discussion should be read in conjunction with the BA Network's consolidated financial statements and notes appearing elsewhere in this proxy statement. Financial information for years prior to 1999 is not significant.


Results of Operations

Revenues. For the six months ended June 30, 2000, BA Network's total revenue grew toUS$2,282,192 from a total revenue of US$1,216,073 for the whole year ended December 31, 1999. This increase is primarily due to the strong demand for BA Network's installation and supply of high speed cable for commercial users.

Costs and Expenses. Within the six months ended June 30, 2000, cost of sales was US$1,938,213 which consisted primarily of purchase of cabling materials.

Selling and administrative expenses remained relatively stable at US$71,386 for the six months ended June 30, 2000. The lease for our office space expires on August 31, 2000 and the current monthly lease payment is US$1,900 per month. The lease has been extended until August 31, 2001 without increase to lease expense. We believe that the premises are adequate for our operations for at least the next twelve months.

Income. After tax income for the six months ended June 30, 2000 was US$182,806 which already exceeded the figure for the whole year ended December 31, 1999 at US$171,125. Management of BA Network continues to expect a strong return for the remainder of the year 2000.

Liquidity And Capital Resources. Cash decreased for the six months ended June 30, 2000 by US$23,684 despite a net income of US$182,806 for the period. This was the result of having almost all the revenues booked into accounts
receivable, which ended at US$2,069,880 on June 30, 2000.    Total liabilities
were US$2,186,479 including an amount of US$91,339 payable to related parties, while total stockholders' equity stood at US$437,690 at the end of the period.

Taxes Payable. BA Network is in the process of negotiation with the Chinese tax authorities concerning their VAT payable (in the amount of RMB 1,388,036) and income tax payable (in the amount of RMB 699,572) for the year 1999. Current policies for stimulation of economic development and growth in China include preferential treatment for enterprises that operate in certain development zones and districts in terms of reduction or elimination of taxes. Due to BA Network's projects in the district of Fengtai and the Zhong Guan Cun high-tech development zone, we are hopeful that BA Network's tax liability for the year 1999 will be significantly reduced and without assessment of penalties and interest. The amounts of VAT payable and income tax payable are already accrued into the financial statements for the year ended December 31, 1999.

The following proforma financial statements for the consolidation of American Champion Entertainment, Inc. and Beijing Wisdom Network Technology Company, Ltd. are provided for the purpose of reflecting purchase accounting.

The Proforma Balance Sheet provides for purchase accounting adjustments with the assumption that the acquisition had taken place on June 30, 2000. The Proforma Statements of Operations for the year ended December 31, 1999 and for the six-month period ended June 30, 2000 demonstrate the effect of the consolidation of operation including amortization of Goodwill.


                 PROFORMA BALANCE SHEET AS OF JUNE 30, 2000

                                                                                Purchase
Assets                                              ACEI          BA Network    Adjustment    Consolidated
                                                    US$           US$           US$           US$
Cash                                                  211,842        30,687      (200,000)       42,529
Accounts receivable                                 1,099,349     2,431,325          -        3,530,674
Loans receivable, related parties                     114,937                        -          114,937
Prepaid expenses                                       22,164                        -           22,164
Goodwill                                                                          319,183       319,183
Inventories                                                           9,499          -            9,499
Property and equipment                                271,168        36,707          -          307,875
Film costs, net                                     7,561,834                        -        7,561,834
Notes/Other receivable                                354,814        38,896          -          393,710
Advances to suppliers                                                32,121          -           32,121
Amount due from shareholders                                         44,935          -           44,935
Other assets                                          285,029                        -          285,029
                                                    ---------     ---------     ---------    ----------
Total Assets                                        9,921,137     2,624,169       119,183    12,664,489
                                                    =========     =========     =========    ==========

Liabilities
Accounts payable & accrued expenses                   700,957     1,209,639          -        1,910,596
Advances from customers                                              93,675          -           93,675
Income tax payable                                                  174,277          -          174,277
Other tax payable                                                   594,058          -          594,058
Amount due to shareholders                                           91,339          -           91,339
Other                                                                23,493          -           23,493
Deferred revenues                                      16,920                        -           16,920
Long term debt                                      1,154,562                        -        1,154,562
                                                    ---------     ---------     ---------    ----------
Total Liabilities                                   1,872,439     2,186,479          -        4,058,919

Stockholders' Equity
Common stock; paid in capital                      23,167,328        60,241       409,094    23,636,663
Retained earnings/Accum. deficit                  (15,118,631)      377,449      (377,449)  (15,118,631)
Minority Interest                                                                  87,538        87,538
                                                    ---------     ---------     ---------    ----------
Total stockholders' equity                          8,048,697       437,690       119,183     8,605,570
                                                    ---------     ---------     ---------    ----------
Total liabilities & stockholders' equity            9,921,137     2,624,169       119,183    12,664,489
                                                    =========     =========     =========    ==========

Proforma Financial Statements - continue


Note 1:

Purchase price of acquisition is determined by adding the initial payment amount of $300,000 and the contingency payment for the six-month period ended June 30, 2000 which is the sum of Gross Revenue plus Earnings Before Taxes, Depreciation and Amortization (EBITDA) times 80% times 18%. This is the formula for calculation of contingency payments throughout the three-year contingency period as indicated in the Stock Exchange
Agreement.  Assumption is made here that BA Network elects to be paid
$200,000 in cash and the balance of payments in stock at June 30, 2000.
The Company believes that it is necessary to include the known amount of the contingency payment for the first two quarters of year 2000 into the purchase price due to the Company's obligation pursuant to the Stock Exchange Contract between the Company and BA Network. The actual payments for the years 2000, 2001 and 2002 may be substantially higher than the amounts indicated in these proforma statements. BA Network projects the amounts may be as high as $1,184,097, $1,457,349 and $1,730,603, respectively. Additional Goodwill will be recorded based on actual payments and amortized over an eight-year period.


Purchase Price
  Initial payment                                                 $300,000
  Contingent payment for 6-month period ended 6/30/2000
    BA Network Gross Revenue                     2,282,396
    BA Network EBITDA
      Income before tax               272,797
      Depreciation & amortization       9,637
    EBITDA                                         282,434

      Total times 80% X 18%                                       $369,335

      Total Purchase Price                                        $669,335



Note 2:

Goodwill calculation

    Total Purchase Price                               $669,335

    Total assets acquired           $2,624,169
    Less liability assumed          (2,186,479)
    Less minority interest          (   87,538)
       Net assets acquired             350,152

    Less net assets acquired                           (350,152)

    Goodwill                                            319,183



Note 3:

Goodwill is amortizaed over an eight-year period.

Proforma Financial Statements - continue


PROFORMA STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2000


                                                    ACEI          BA Network    Pro Forma    Consolidated
                                                    US$           US$           Adjustment   US$
REVENUES

Revenues                                                          2,282,192                   2,282,192
Tuition and related fees                               50,601                                    50,601
Accessories and video sales                               145                                       145
License and sponsorship fees                          465,050                                   465,050
Film income                                            17,268                                    17,268
Interest income                                         9,678           203                       9,881
                                                    ---------     ---------     ---------    ----------
Total Revenue                                         542,742     2,282,396          -        2,825,138


COSTS AND EXPENSES
Cost of sales                                           1,617     1,938,213                   1,939,830
Amortization of film costs                             31,057                                    31,057
Amortization of Goodwill - BA Network                                              19,949        19,949
Salaries and payroll taxes                            561,911                                   561,911
Rent                                                   62,807                                    62,807
Selling, general and administrative                 4,608,036        71,386                   4,679,422
Debenture conversion expense                           83,817                                    83,817
Interest                                               33,295                                    33,295
Beneficial conversion feature of
  debentures                                          372,393                                   372,393
                                                    ---------     ---------     ---------    ----------
Total costs and expenses                            5,754,933     2,009,599        19,949     7,784,480

Net Income/(Loss) before income tax                (5,212,191)      272,797       (19,949)   (4,959,343)

Income Tax                                               -           89,991          -           89,991

Minority interest                                        -             -           36,561        36,561

Net Income/(Loss) after income tax                 (5,212,191)      182,806                  (5,085,895)
                                                    =========     =========                  ==========

Weighted average number of shares outstanding*      6,555,737                     469,335     7,025,072

Basic loss per share                                    (0.80)                                    (0.72)

* adjusted for 1:4 reverse split on January 4, 2000


Proforma Financial Statements - continue


PROFORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999


                                                    ACEI          BA Network    Pro Forma    Consolidated
                                                    US$           US$           Adjustment   US$
REVENUES

Revenues                                                          1,216,073                   1,216,073
Tuition and related fees                               73,180                                    73,180
Accessories and video sales                            10,515                                    10,515
Film income                                           517,995                                   517,995
Interest income                                        63,942           272                      64,214
                                                    ---------     ---------     ---------    ----------
Total Revenue                                         665,632     1,216,346          -        1,881,978

COSTS AND EXPENSES
Cost of sales                                           8,174       817,120                     825,294
Amortization of film costs                            450,100                                   450,100
Amortization of Goodwill - BA Network                                              39,898        39,898
Salaries and payroll taxes                            465,532                                   465,532
Rent                                                  243,053                                   243,053
Selling, general and administrative                 3,712,595       143,814                   3,856,409
Debenture conversin expense                           741,210                                   741,210
Interest                                              208,069                                   208,069
Beneficial conversion feature of debentures         1,233,684                                 1,233,684
                                                    ---------     ---------     ---------    ----------
Total costs and expenses                            7,062,417       960,935        39,898     8,063,249

Net Income/(Loss) Before Income Tax                (6,396,785)      255,411       (39,898)   (6,181,272)

Income Tax                                              1,543        84,286           -          85,829

Minority interest                                        -             -           34,225        34,225

Net Income/(Loss) after Income Tax                 (6,398,328)      171,125                  (6,301,326)
                                                    =========     =========                  ==========

Weighted average number of shares outstanding*      2,385,622                     469,335     2,854,957

Basic loss per share                                    (2.68)                                    (2.21)

* adjusted for 1:4 reverse split on January 4, 2000



            Recommendation of the Board for Proposal No. 3:

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED ACQUISITION.

                                 PROPOSAL NO. 4


          RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Moss Adams LLP has been selected by the Board of Directors of the Company to be its independent certified public accountants for the 2000 fiscal year. Moss Adams LLP has no interest, financial or otherwise, in the Company.
 All proxies will be voted  FOR  ratification of such selection unless
authority to vote for the   ratification of such selection is withheld or an
abstention is noted.

                Representatives from the accounting firm of Moss Adams LLP will be present at the Meeting will be afforded the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The Board of Directors of the Company recommends a vote FOR Proposal No. 4.

           Recommendation of the Board for Proposal No. 4:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2000.

                        PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the date of June 30, 2000, certain information with respect to stock ownership of (i) all persons known by the Company to be beneficial owners of 5% or more of its outstanding shares of Common Stock; (ii) each director; and (iii) all directors and officers as a group.


                        Number of        Percentage of Common Stock Ownership*
Name and Address of     Share of
Benfical Owner (1)      Common Stock

Anthony Chan            678,360 (2)                     9.67%
George Chung            670,460 (3)                     9.56%
William T. Duffy         43,875 (4)                       ***
Alan Elkes               86,375 (5)                     1.23%
E. David Gable           51,111 (6)                       ***
Jan D. Hutchins         125,000 (7)                     1.78%
Ronald M. Lott            7,000 (8)                       ***
Mae Lyn Woo              62,250 (9)                       ***

All officers and directors as a
group (8 persons)     1,723,431 (10)                   24.57%
_______________________

***     Represents less than one percent.

(1) The addresses for the directors and executive officers is c/o American Champion Entertainment, Inc., 22320 Foothill Blvd., Suite 260, Hayward, California 94541.

(2) Includes 301,875 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 50,000 subject to options which are not presently exercisable or exercisable within 60 days.

(3) Includes (i) 301,875 shares subject to presently exercisable options granted under our 1997 stock option plan and (ii) 1,100 shares owned by Mr. Chung's wife. Does not include 50,000 subject to options which are not presently exercisable or exercisable within 60 days.

(4) Includes 31,875 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 750 subject to options which are not presently exercisable or exercisable within 60 days.

(5) Includes (i) 56,875 shares subject to presently exercisable options granted under our 1997 stock option plan, and (ii) 5,000 shares subject to presently exercisable warrants. Does not include 750 subject to options which are not presently exercisable or exercisable within 60 days.

(6) Includes 28,000 shares subject to presently exercisable options granted under our 1997 stock option plan.

(7) Includes 115,000 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 17,500 subject to options which are not presently exercisable or exercisable within 60 days.

(8) Includes 7,000 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 750 subject to options which are not presently exercisable or exercisable within 60 days.

(9) Includes 36,250 shares subject to presently exercisable options granted under our 1997 stock option plan. Does not include 5,000 subject to options which are not presently exercisable or exercisable within 60 days.

(10) Includes an aggregate of 883,750 shares subject to presently exercisable warrants and options granted under our 1997 stock option plan. Does not include 124,750 subject to options which are not presently exercisable or exercisable within 60 days.




                     COMPENSATION OF EXECUTIVE OFFICERS


        The following table sets forth certain summary information with
respect to the  compensation paid to the Company's Chief Executive   Officer
and President, and the Company's Chairman of the Board, for services rendered in all capacities to the Company for the period through December 31, 1999. Other than as listed below, the Company had no executive officers whose total annual salary and bonus exceeded $100,000 for that fiscal year:


Name               Position         Year           Salary
                                    (1)
Anthony K. Chan    President,       1999           $ 127,262
                   Chief            1998           $ 130,828
                   Executive        1997           $ 101,704
                   Officer

Geroge Chung       Chairman of      1999           $ 127,262
                   the Board        1998           $ 138,739
                                    1997           $ 107,284



                                                       Long-Term Compensation
                                                   Awards                  Payouts
                                          Restricted     Securities     LTIP     All Other
                   Other                     Stock       Underlying    Payouts    Compen
                   Compen-                  Award(s)      Options/       ($)      sation
Name               sation        Bonus        ($)           SARs                    ($)
                                                           (#)(1)
Anthony K. Chan    ---           ---          ---         275,000       ---         ---
                   ---           ---          ---          20,000       ---         ---
                   ---           ---          ---          21,875       ---         ---


Geroge Chung       ---           ---          ---         275,000       ---         ---
                   ---           ---          ---          20,000       ---         ---
                   ---           ---          ---          21,875       ---         ---


________________
(1) Options were granted under the Company's 1997 Stock Plan, and adjusted for the 1:4 reverse split of the company's common stock on January 4, 2000.


                  STOCK OPTIONS GRANTS AND EXERCISES

                    Option/SAR Grants within 1999

                          Individual Grants

                   Securities             % of Total
                   Underlying Option      Options Granted       Exercise or Base
Name               Granted (#)            to all persons in     Price ($/SH)
                   Adjusted for 1:4       Fiscal Year           Adjusted for 1:4           Expiration Date
                   reverse split                                reverse split

Anthony K. Chan      25,000                 2.3%                  $4.125                    5/18/09
                    250,000                23.5%                  $3.750                    6/06/09
                    -----------------------------
                    275,000                25.8%
                    =============================

George Chung         25,000                 2.3%                  $4.125                    5/18/09
                    250,000                23.5%                  $3.750                    6/06/09
                    ----------------------------
                    275,000                25.8%



        The following table shows the value at June 30, 2000 of unexercised options held by the named executive officers:

              Aggregated Option Exercises in Last Fiscal Year
                   and Fiscal Year-end Option Values


                                                        Number of securities       Value of unexercised in-the-
                                                        underlying unexercised         money options at fiscal
                                                        options at fiscal year-end          year-end
                                                                  (#)                         ($)
Name        Shares acquired on     Value Realized
               exercise (#)              ($)            Exerciseable/unexercisable   Exercisable/unexercisable*

Anthony K. Chan,    0                     0                    301,875/50,000                 $0/$0
President and Chief
Executive Officer

George Chung,       0                     0                    301,875/50,000                 $0/$0
Chairman of the
Board

---------------------------
* Assumes a fair market value of $0.9375 per share at the close of June 30, 2000.

The compensation for the Company's key management will be evaluated from time to time by the Board. The Board may, in its discretion, award these individuals cash bonuses, options to purchase shares of the Common Stock under the Company's Equity Incentive Plan and such other compensation, including equity-based compensation, as the Board, or a committee thereof, shall approve from time to time.


                         EMPLOYMENT CONTRACTS

In March 1997, the Company entered into employment agreements, effective as of August 5, 1997, the closing date of our initial public offering, with each of Messrs. Chung and Chan pursuant to which Mr. Chung continues to serve as the Company's Chairman of the Board, and Mr. Chan continues to serve as our President, Chief Executive Officer and Chief Financial Officer. Each agreement has a term of five years. Pursuant to the agreements, in 1997 we paid Messrs. Chung and Chan a base salary of $100,000 and $100,000 per year, respectively. Each agreement also provides for the following bonuses: (i) options to purchase 87,500 and 87,500 shares of common stock, respectively, exercisable at $7.20 per share, which options were granted on July 30, 1997, and (ii) $200,000, each if all of the warrants issued in our initial public offering are exercised by the holders thereof within the five-year exercise period of such warrants. In addition, the executives are also entitled to certain fringe benefits. If either of Messrs. Chung or Chan is terminated other than for cause, death or disability, we are obligated to pay such executive an amount equal to his base salary then in effect for the remaining term of the agreement.

In March 1997, we and AC Media, entered into a two-year employment agreement with Jan D. Hutchins effective as of August 5, 1997, the closing date of our initial public offering, pursuant to which Mr. Hutchins serves as President of AC Media and is responsible for supervising the production and marketing of the AC Media's media projects. Pursuant to the agreement Mr. Hutchins received an annual base salary of $39,600 in 1997. The employment agreement also provided for the following bonuses: (i) 4,000 shares of common stock; (ii) options to purchase 20,000 shares of common stock at $7.20 per share, which options were granted on July 30,1997; and
(iii) $100,000 in cash if all of the warrants issued to the public in our initial public offering are exercised by the holders thereof within two years of the consummation of the offering. The employment agreement also provided for certain fringe benefits. If Mr. Hutchins is terminated for reasons other than for cause, death or disability, we are obligated to pay Mr. Hutchins an amount equal to his base salary then in effect or the remaining term of the agreement. None of the above-referenced employment agreements contain non-competition provisions.

In July 1998, the we amended employment agreements with certain of our management as follows: The agreements with Messrs. Anthony Chan and George Chung were amended to provide for annual salaries of $150,000 and for the granting of 20,000 options per year pursuant to our 1997 stock option plan; the agreement with Jan D. Hutchins was amended to provide for an annual salary of $75,000 and for the granting of 10,000 options per year pursuant to our 1997 stock option plan.

        In June 1999, we entered into an employment agreement with Joy M. Tashjian to serve as the President and CEO of our wholly owned subsidiary American Champion Marketing Group. The term of employment is through December 31, 2001 and the annual salary is $150,000. Ms. Tashjian was granted 350,000 options from our 1997 stock option plan at the execution of the agreement and another 150,000 options will be granted in June 2000.


1997 Employee Stock Option Plan

Our 1997 employee stock option plan provides for the grant of stock options (including incentive stock options as defined in Section 422 of the Internal Revenue Code and non-qualified stock options), stock appreciation rights and other stock awards (including restricted stock awards and stock bonuses) to our employees or affiliates or any consultant or advisor engaged by us who renders bona fide services to us or our affiliates in connection with our business; provided, that such services are not in connection with the offer or sale of securities in a capital raising transaction. The 1997 employee stock option plan is authorized to issue options or other awards exercisable to purchase up to 7,000,000 shares of our common stock, or 1,750,000 shares after the 1:4 reverse split of the company's common stock on January 4, 2000.

The 1997 employee stock option plan is administered by the Compensation Committee of the Board of Directors which will be comprised of "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934. Stock options may be granted by the Compensation Committee on such terms, including vesting and payment forms, as it deems appropriate in its direction; provided, that no option may be exercised later than ten years after its grant, and the purchase price for incentive stock options and non-qualified stock options shall not be less than 100% and 85% of the fair market value of the common stock at the time of grant, respectively.

Stock appreciation rights may be granted by the Compensation
Committee on such terms, including payment forms, as the Compensation Committee deems appropriate, provided that a stock appreciation right granted in connection with a stock option shall become exercisable and lapse according to the same vesting schedule and lapse rules established for the stock option (which shall not exceed ten years from the date of grant). A stock appreciation right shall not be exercisable during the first six months of its term and only when the fair market value of the underlying common stock exceeds the stock appreciation right's exercise price and is exercisable subject to any other conditions on exercise imposed by the Compensation Committee. In the event of a change in control of us, the Compensation Committee retains the discretion to accelerate the vesting of stock options and stock appreciation rights and to remove restrictions on transfer of restricted stock awards. Unless terminated by the Board of Directors, the 1997 employee stock option plan will continue until December 2007. Upon the occurrence of an event constituting a change of control, in the sole discretion of the Compensation Committee, all options and stock appreciation rights will become immediately exercisable in full for the remainder of their terms and restrictions on stock granted pursuant to a restricted stock award will lapse.

1997 Non-Employee Directors Stock Option Plan

Our 1997 non-employee directors stock option plan was adopted by our
 Board of Directors and stockholders in March 1997 and became effective upon the closing of our initial public offering. Options to purchase a maximum of 800,000 shares of common stock may be granted under the plan, or 200,000 shares after the company's 1:4 reverse split of its common shares on January 4, 2000. The plan provides for the automatic grant to each of our non-employee directors of (i) an option to purchase 5,000 shares of common stock on the date of such director's initial election or appointment to the Board of Directors, and (ii) an option to purchase 2,000 shares of common stock on each anniversary thereof on which the director remains on the Board of Directors. The options will have an exercise price of 100% of the fair market value of the common stock on the date of grant and have a 10-year term. Initial grants become exercisable in two equal annual installments commencing on the first anniversary of date of grant thereof and subsequent grants become fully exercisable beginning on the first anniversary of the date of grant. Both grants are subject to acceleration in the event of certain corporate transactions. Any options which are vested at the time the optionee ceases to be a director shall be exercisable for one year thereafter. Options which are not vested automatically terminate in the event the optionee ceases to be a member of the Board of Directors. Options which are vested on the date the optionee ceased to be a Director due to death or disability generally remain exercisable for five years thereafter. If we are a party to a transaction involving a sale of substantially all our assets, a merger or consolidation, all then outstanding options under the plan may be canceled. However, during the 30 day period preceding the effective date of such transaction, all partly or wholly unexercised options will be exercisable, including those not yet exercisable pursuant to the vesting schedule.


                  TRANSACTIONS INVOLVING OFFICERS, DIRECTORS
                          AND PRINCIPAL SHAREHOLDERS

Messrs. Chung and Chan are the guarantors of two loans from Karen T.I. Shen and Thomas Jung Woo originally totaling $27,000 and bearing interest at 14% per annum which are due and payable in 1999 and 2000, and are the direct obligors on a loan in the original principal amount of $100,000 from the Michael Triantos M.D. Inc. Money Purchase and Profit Sharing Pension Plans Trust which is being treated as a debt of us which loan bears interest at the rate of 12% per annum.

None of the transactions with officers or shareholders or their affiliates were made on terms less favorable to us than those available from unaffiliated parties. In future transactions of this nature, we will ensure that more favorable terms are not available to it from unaffiliated third parties before engaging our officers or shareholders or their affiliates.


   DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

        Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Anthony K. Chan, at the Company's principal offices at 22320 Foothill Blvd., Suite 260, Hayward, California 94541, no later than March 31, 2001.


                        OTHER PROPOSED ACTION

The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.


          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements.


          AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

         THIS PROXY STATEMENT REFERS TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ANTHONY
K. CHAN, AMERICAN CHAMPION ENTERTAINMENT, INC., 22320 FOOTHILL BLVD, SUITE 260, HAYWARD, CALIFORNIA 94541., TELEPHONE NUMBER (510) 728-0200. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY SEPTEMBER 10, 2000.


                                OTHER MATTERS

        The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                           By Order of the Board of Directors,

                                           /s/ ANTHONY K. CHAN, SECRETARY
                                           Anthony K. Chan
                                           Secretary

San Jose, California
August 17, 2000

AMENDED PROXY CARD

               AMERICAN CHAMPION ENTERTAINMENT, INC.
    PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                       SEPTEMBER 27, 2000

The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of American Champion Entertainment, Inc., and the accompanying Proxy Statement dated August 17, 2000, and revoking any Proxy heretofore given, hereby constitutes and appoints Anthony K. Chan and George Chung, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of American Champion Entertainment, Inc, a Delaware corporation, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of American Champion Entertainment, Inc., to be held at the Hilton Oakland Airport Hotel, One Hegenberger Road, Oakland, California on Wednesday, September 27, 2000, at 7:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the Meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of Directors.

1. To elect six (6) directors from the nominees listed below, to serve until the next Annual Meeting of Stockholders or until their successors are elected.

   [_] FOR all nominees listed below (except as marked to the contrary below)

   [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below:

   Anthony K. Chan;   George Chung;   William T. Duffy;   Alan Elkes;
   E. David Gable;   Jan D. Hutchins

2. Proposal to approve the Private Equity Line of Credit Agreement dated April 12, 2000 and closed on May 9, 2000, for the future issuance and purchase of shares of our common stock by Sibson Holdings, Ltd.

   [_] FOR         [_] AGAINST             [_] ABSTAIN

3. Proposal to approve the acquisition of 80% of the Beijing Wisdom Network Technology Company, Ltd., through an exchange of stock and cash between the two companies per terms in the agreement dated March 27, 2000 and all transactions contemplated therby.

   [_] FOR         [_] AGAINST             [_] ABSTAIN

4.      Proposal to ratify Moss Adams LLP as independent auditors.

   [_] FOR         [_] AGAINST             [_] ABSTAIN

    < OVER >

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, NOMINATED BY THE BOARD OF DIRECTORS, AND "FOR" PROPOSALS NOS. 2 THROUGH 4. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS NOS. 2 THROUGH 4.

DATE: _____________________, 2000

SIGNATURE: ______________________

TITLE:__________________________________
If you plan to attend the Annual Meeting please mark this box.   [_]

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

APPENDIX  A


                  PRIVATE EQUITY LINE OF CREDIT AGREEMENT

                                 Between

                           Sibson Holdings, Ltd.
                                  And

                    American Champion Entertainment, Inc.


PRIVATE EQUITY LINE OF CREDIT AGREEMENT dated as of April 12, 2000
(the "Agreement"), between Sibson Holdings, Ltd., a British Virgin Islands corporation (the "Investor") and American Champion Entertainment, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor from time to time as provided herein, and Investor shall purchase, up to $5,000,000 (the "Aggregate Purchase Price") of the Common Stock (as defined below); and

WHEREAS, such investments will be made by the Investor as statutory underwriter of a registered indirect primary offering of such Common Stock by the Company.

NOW, THEREFORE, the parties hereto agree as follows:


                               Certain Definitions
*       "Bid Price"
shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market on the date in question.

*       "Capital Shares"
shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

*       "Capital Shares Equivalents"
shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

*       "Closing"
shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

*       "Closing Date"
shall mean, with respect to a Closing, the fifth Trading Day following the end of the Valuation Period related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

*       "Commitment Amount"
shall mean the up to $5,000,000 which the Investor has agreed to provide to the Company in order to purchase the Put Shares pursuant to the terms and conditions of this Agreement.

*       "Commitment Period"
shall mean the period commencing on the Effective Date and expiring on the earliest to occur of (x) the date on which the Investor shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price of $5,000,000, (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring thirty months (30) from the date of commencement of the Commitment Period.

*       "Common Stock"
shall mean the Company's common stock, par value $.0001 per share.

*       "Condition Satisfaction Date"
shall have the meaning set forth in Section 7.2.

* "Effective Date"
shall mean the date on which the SEC first declares effective a Registration Statement registering the sale by the Company and resale by the Investor of the Registrable Securities as set forth in Section 7.2(f).

* "Escrow Agent" shall mean the escrow agent designated in the Escrow
Agreement.

* "Escrow Agreement" shall mean the escrow agreement in the form attached hereto as Exhibit A.

* "Exchange Act"
shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

* "Investment Amount"
shall mean the dollar amount to be invested by the Investor to purchase Put Shares with respect to any Put Date as notified by the Company to the Investor, all in accordance with Section 2.2 hereof.

* "Market Price"
on any given date shall mean the average of the three (3) lowest Bid Prices (as reported by Bloomberg L.P.) of the Common Stock on any Trading Day during the Valuation Period relating to such date.

* "Material Adverse Effect"
shall mean any effect on the business, Bid Price, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement or the Escrow Agreement in any material respect.

* "Maximum Put Amount"
 shall mean, as of the Put Date, four and one eighth percent (4.125%) of the weighted average price for the three (3) month period prior to the Put Date multiplied by total trading volume for the three (3) month period prior to the Put Date.

* "NASD"
shall mean the National Association of Securities Dealers, Inc.

* "Outstanding"
when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

* "Person"
shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

* "Principal Market"
shall mean the NASDAQ National Market, the NASDAQ SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.
 Principal Market shall not include the OTC Bulletin Board without the express written consent of the Investor.

* "Purchase Price"
shall mean with respect to Put Shares, eighty-five percent (85%) (the "Purchase Price Percentage") of the Market Price during the Valuation Period related to a Put (or such other date on which the Purchase Price is calculated in accordance with the terms and conditions of this Agreement).

* "Put" shall mean each occasion the Company elects to exercise its right to tender a Put Notice requiring the Investor to purchase shares of the Company's Common Stock, subject to the terms of this Agreement.

* "Put Date"
shall mean the Trading Day during the Commitment Period that a Put Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.2(b) hereof.

* "Put Notice"
shall mean a written notice to the Investor setting forth the Investment Amount that the Company intends to sell to the Investor in the form attached hereto as Exhibit B.

* "Put Shares"
shall mean all shares of Common Stock or other securities issued or issuable pursuant to a Put that has occurred or may occur in accordance with the terms and conditions of this Agreement.

* "Registrable Securities"
shall mean the Put Shares and the Warrant Shares until (i) all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement, (ii) all Put Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Put Shares and Warrant Shares have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Put Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

* "Registration Rights Agreement"
shall mean the agreement regarding the filing of the Registration
Statement for the sale and resale of the Registrable Securities annexed hereto as Exhibit C.

* "Registration Statement"
shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC, such as Form S-1 or SB-2, for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investor of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

* "SEC"
shall mean the Securities and Exchange Commission.

* "Securities Act"
shall mean the Securities Act of 1933, as amended.

* "SEC Documents"
shall mean the Company's latest Form 10-K or 10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

* "Trading Cushion"
shall mean the mandatory twenty (20) Trading Days between Put Dates, unless waived by the Investor.

* "Trading Day"
shall mean any day during which the Principal Market shall be open for business.

* "Valuation Event"
shall mean an event in which the Company at any time prior to the end of the Commitment Period takes any of the following actions:

                        (a)     subdivides or combines its Common Stock;

                        (b) pays a dividend on its Capital Shares or makes any other distribution of its Capital Shares;

                        (c)     issues any additional Capital Shares
("Additional Capital Shares"), otherwise than as provided in the foregoing Subsections (a) and (b) above or (d) and (e) below, at a price per share less, or for other consideration lower, than the Bid Price in effect immediately prior to such issuance, or without consideration (other than pursuant to this Agreement);

                        (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares and the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Bid Price in effect immediately prior to such issuance;

                        (e) issues any securities convertible into or exchangeable for Capital Shares and the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible or exchangeable securities shall be less than the Bid Price in effect immediately prior to such issuance;

                        (f) makes a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e); or

                        (g) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Subsections (a) through (f) hereof, inclusive, which in the opinion of the Company's Board of Directors, determined in good faith, would have a Material Adverse Effect upon the rights of the Investor at the time of a Put.

* "Valuation Period"
 shall mean the period of twenty-one (21) Trading Days beginning fifteen
(15) Trading Days before the Trading Day on which a Put Notice is deemed to be delivered and ending five (5) Trading Days after such date; provided, however, that if a Valuation Event occurs during a Valuation Period, a new Valuation Period shall begin on the Trading Day immediately after the occurrence of such Valuation Event and end on the twenty first (21st) Trading Day thereafter.

* "Warrants" shall mean the 175,000 Common Stock Purchase Warrants in the form of Exhibit D hereto to be delivered to the Investor at the initial Closing and up to 325,000 Common Stock Purchase Warrants to be delivered to the Investor pro-rata determined according to the Investment Amount in proportion to the Commitment Amount (the "Pro-Rata Warrants"). "Warrant Shares" shall mean the shares of Common Stock issuable upon exercise of the Warrants.


                     Purchase and Sale of Common Stock
*       Investments.

                        (a) Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Put Date the Company may make a Put by the delivery of a Put Notice. The number of Put Shares that the Investor shall receive pursuant to such Put shall be determined by dividing the Investment
Amount specified in the Put Notice by the Purchase Price for such Valuation Period; provided, however, the Investor may, at its sole discretion, purchase up to an additional fifty percent (50%) of the Maximum Put Amount during any Put Period. The Investment Amount shall not exceed the Maximum Put Amount on the date of the Put Notice by notice to the Company prior to the end of the Valuation Period.

(b) Maximum Aggregate Amount of Puts. Anything in this Agreement to the contrary notwithstanding, unless the Company obtains shareholder approval of this Agreement pursuant to the applicable corporate governance rules of The Nasdaq Stock Market, the Company may not make a Put (or issue any additional shares under Section 2.5) which results in the issuance of more than 19.9% of the number of shares of Common Stock issued and outstanding on the initial Closing Date hereof pursuant to all Puts made under the terms of this Agreement and the exercise of the Warrants.

*       Mechanics.

                        (a) Put Notice. At any time during the Commitment Period, the Company may deliver a Put Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, that the Investment Amount for each Put as designated by the Company in the applicable Put Notice shall be neither less than $100,000 nor more than the Maximum Put Amount.

                        (b) Date of Delivery of Put Notice. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading
Day if it is received by facsimile or otherwise after 12:00 noon Eastern
Time on a Trading Day or at any time on a day which is not a Trading
Day. No Put Notice may be deemed delivered on a day that is not a Trading Day.

*       Closings.
On or before each Closing Date for a Put the Investor shall deliver the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to the Escrow Agent. In addition, on or prior to the Closing Date, each of the Company and the Investor shall deliver to the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Upon receipt of notice from the Escrow Agent that the Escrow Agent has possession of the Investment Amount, the Company shall, if possible, deliver the Put Shares to the Investor's account through the Depository Trust Company DWAC system, per written account instructions delivered by the Investor to the Company, and if the Company is not eligible to participate in the DWAC system, to deliver to the Escrow Agent one or more certificates, as requested by the Investor, representing the Put Shares to be purchased by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor or, at the Investor's option, registered in the name of such account or accounts as may be designated by the Investor. Payment of funds to the Company and delivery of the certificates to the Investor (unless delivered by DWAC) shall occur out of escrow in accordance with the Escrow Agreement, provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor's counsel in accordance with Section 13.7, the amount of such fees, expenses, and disbursements shall be paid in immediately available funds, at the direction of the Investor, to Investor's counsel with no reduction in the number of Put Shares issuable to the Investor on such Closing Date.

*       Termination of Investment Obligation.

                        (a) The obligation of the Investor to purchase shares of Common Stock shall terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that
(i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading
Days during the Commitment Period, for any reason other than deferrals or suspensions in accordance with the Registration Rights Agreement as a result of corporate developments subsequent to the Effective Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act or (ii) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3 or 6.5 or (iii) the Registration Statement shall not have become effective by July 31, 2000.

                      (b) The obligation of the Company to sell Put Shares to the Investor shall terminate if the Investor fails to honor any Put
Notice within two (2) Trading of the Closing Date scheduled for such Put, and the Company notifies Investor of such termination. Upon such termination, the Company shall maintain the Registration Statement in effect for such reasonable period, not to exceed fifteen (15) Trading
Days, as the Investor may request in order to dispose of any remaining
Put Shares. Such termination shall be the Company's sole remedy for the Investor's failure to honor a Put.

                Section 2.5     Additional Shares.
In the event that (a) within five Trading Days of any Closing Date, the Company gives notice to the Investor of an impending "blackout period" in accordance with Section 3(f) of the Registration Rights Agreement and
(b) the Bid Price on the Trading Day immediately preceding such "blackout period" (the "Old Bid Price") is greater than the Bid Price on the first Trading Day following such "blackout period" (the "New
Bid Price") the Company shall issue to the Investor a number of additional shares (the "Blackout Shares") equal to the difference between (y) the product of the number of Registrable Securities purchased by the Investor on such most recent Closing Date and still held by the Investor during such "blackout period" that are not otherwise freely tradable during such "blackout period" and the Old
Bid Price, divided by the New Bid Price and (z) the number of Registrable Securities purchased by the Investor on such most recent Closing Date and still held by the Investor during such "blackout period" that are not otherwise freely tradable during such "blackout period". If any such issuance would result in the issuance of a number of shares which exceeds the number set forth in Section 2.1(b), then in lieu of such issuance, the Company shall pay Investor the closing ask price of the Blackout Shares on the first Trading Day following the end of the blackout period in cash within five Trading Days.

*       Liquidated Damages.
The parties hereto acknowledge and agree that the obligation to issue Registrable Securities under Section 2.5 above shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to timely cause the registration of the Registrable Securities or in connection with a "blackout period" under the Registration Rights Agreement, and (c) the parties are sophisticated business parties and have been represented by legal and financial counsel and negotiated this Agreement at arm's length.


                   Representations and Warranties of Investor

Investor represents and warrants to the Company that:

*        Intent.
The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

*       Sophisticated Investor.
The Investor is a sophisticated investor (as described in Rule
506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

*       Authority.
This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

*        Not an Affiliate.
Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

*       Organization and Standing.
Investor is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands.

*        Absence of Conflicts.
The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor, or, to the Investor's knowledge, (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

*        Disclosure; Access to Information.
Investor has received and reviewed all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and Investor has reviewed copies of any such reports that have been requested by it.

*        Manner of Sale.
At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

*       Financial Capacity.
Investor currently has the financial capacity to meet its obligations to the Company hereunder, and the Investor has no present knowledge of any circumstances which could cause it to become unable to meet such obligations in the future.

* Underwriter Liability.
Investor understands that it is the position of the SEC that the Investor is an underwriter within the meaning of Section 2(11) of the Securities Act and that the Investor will be identified as an underwriter of the Put Shares in the Registration Statement.


                Representations and Warranties of the Company
The Company represents and Warrants to the Investor that, except as set forth on the Disclosure Schedule prepared by the Company and attached hereto:

*       Organization of the Company.
  The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

*       Authority.
  (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, and the Warrants and to issue the Put Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants have been duly executed and delivered by the Company and at the initial Closing (and as to the pro-rata issuance of Warrants, all applicable Closings), shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the issuance of the Put Shares and for the exercise of the Warrants

*       Capitalization.
  The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.0001 par value per share, of which 6,368,647 shares are issued and outstanding as of April 3, 2000 and 6,000,000 shares of preferred stock, par value $0.0001 per share, of which none have been designated as Series A Preferred Stock, none of which shares are issued and outstanding. Except for (i) outstanding options and warrants as set forth in the SEC Documents and (ii) as set forth in the Disclosure Schedule, there are no outstanding Capital Share Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any
person with respect to any of its equity or debt securities.   All of
the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

*       Common Stock.
  The Company has registered its Common Stock pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the Nasdaq SmallCap Market and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

*       SEC Documents.
  The Company has made available to the Investor true and complete copies of the SEC Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or
(ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

*       Valid Issuances.
  When issued and paid for in accordance with the terms hereof or of the Warrants, the Put Shares and the Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Put Shares, the Warrants or the Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement or the Warrants will
(i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Put Shares, the Warrants or the Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Put Shares, the Warrants and the Warrant Shares shall not subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

*       No Conflicts.
  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Put Shares or the Warrants in accordance with the terms hereof (other than any SEC, Principal Market or state securities filings that may be required to be made by the Company subsequent to the initial Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

*       No Material Adverse Change.
  Since September 30, 1999, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

*       No Undisclosed Events or Circumstances.
  Since September 30, 1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

* Litigation and Other Proceedings.
  Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

* No Misleading or Untrue Communication.
  The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Put Shares or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

* Material Non-Public Information.
  The Company has not disclosed to the Investor any material non-public information that (i) if disclosed publicly, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

* Insurance.
  The Company and each subsidiary maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

* Tax Matters.
                The Company and each subsidiary has filed all Tax
Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and has been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1998, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

                No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction.
 There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed
or entered into a closing agreement pursuant to   7121 of the Internal
Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to
make any adjustments pursuant to   481 (a) of the Internal Revenue Code or
any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation
within the meaning of   897(c)(2) of the Internal Revenue Code during the
applicable period specified in   897(c)(1)(A)(ii) of the Internal Revenue
Code.

                The Company has not made an election under   341(f) of
the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas.
Reg.   1.1502-6 (or comparable provisions of state, local or foreign law),
(B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that
would not be deductible under   280G of the Internal Revenue Code.

                For purposes of this Section 4.14:

        "IRS" means the United States Internal Revenue
Service.

        Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

        "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

* Property.
  Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

* Intellectual Property.
  Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

* Internal Controls and Procedures.
  The Company maintains books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

* Payments and Contributions.
  Neither the Company, any subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

* No Misrepresentation.
 The representations and warranties of the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investor pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                        Covenants of the Investor
Investor covenants with the Company that:

*       Compliance with Law.
The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed. Without limiting the generality of the foregoing, the Investor agrees that it will, whenever required by federal securities laws, deliver the prospectus included in the Registration Statement to any purchaser of Put Shares from the Investor.


                      Covenants of the Company
*       Registration Rights.
The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

*       Listing of Common Stock.
The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) to list the Put Shares and the Warrant Shares. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Put Shares and the Warrant Shares and will take such other action as is necessary or desirable in the opinion of the investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within one Trading Day of the Company's receipt thereof.

*       Exchange Act Registration.
The Company will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act.

*       Legends.
The certificates evidencing the Common Stock to be sold to the Investor shall be free of restrictive legends.

*       Corporate Existence.
The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

*       Additional SEC Documents.
During the Commitment Period, the Company will deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC, or else notify the Investor that such documents are available on the EDGAR system.

* Notice of Certain Events Affecting Registration; Suspension of Right to Make a Put.
The Company will immediately notify the Investor upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable Securities;
(i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement the response to which would require any amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration
Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Put Notice during the continuation of any of the foregoing events.

*       Expectations Regarding Put Notices.
Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

*       Consolidation; Merger.
The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

* Non-Usage Fee.
Unless the Company shall issue Put Notices in the minimum amount of $250,000 during each six months of the Commitment Period, the Company shall pay the Investor at the end of each such six-month period a non-usage fee equal to Twenty-Five Thousand Dollars ($25,000) minus ten percent (10%) of the dollar amount of Puts actually issued during such period.



                         Conditions to Delivery of Puts
                           and Conditions to Closing

* Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock.

The obligation hereunder of the Company to issue and sell the Put Shares to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.
                        (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.
                        (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing, and Investor shall provide a certificate to the Company, substantially in the form of that delivered by the Investor at the Closing of the sale of the Initial Shares, to such effect.

* Conditions Precedent to the Right of the Company to Deliver a Put Notice and the Obligation of the Investor to Purchase Put Shares.
The right of the Company to deliver a Put Notice and the obligation of Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on both (i) the date of delivery of such Put Notice and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions:

                        (a) Closing Certificate. All representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date as though made as of such date and the Company shall have delivered into escrow an Officer's Certificate signed by its Chief Executive Officer certifying that all of the Company's representations and warranties herein remain true and correct as of the Closing Date and that the Company has performed all covenants and satisfied all conditions to be performed or satisfied by the Company prior to such Closing;
                        (b) Blue Sky. The Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Common Stock to the Investor and by the Investor as set forth in the Registration Rights Agreement or shall have the availability of exemptions therefrom;

                     (c) Delivery of Put Shares. Delivery into escrow or to DTC of the Put Shares;

                        (d) Opinion of Counsel. Receipt by the Investor of an opinion of counsel to the Company, in the form of Exhibit D hereto;
and

                        (e) Transfer Agent. Delivery to the Company's transfer agent of instructions to such transfer agent in form and substance reasonably satisfactory to the Investor.

                        (f) Registration of the Common Stock with the SEC. The Registration Statement shall have previously become effective and shall remain effective and available for making resales of the Put
Shares and Warrant Shares by the Investor on each Condition Satisfaction
Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist.

                    (g) Authority. The Company will satisfy all laws and regulations pertaining to the sale and issuance of the Put Shares.

                        (h) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Registration Rights Agreement and the Escrow Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                        (i) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

                        (j) Adverse Changes. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

                        (k) No Suspension of Trading In or Delisting of Common Stock. The trading of the Common Stock (including, without limitation, the Put Shares) is not suspended by the SEC or the Principal Market, and the Common Stock (including, without limitation, the Put Shares) shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal
Market. The Company shall not have received any notice threatening to delist the Common Stock from the Principal Market.

                        (l) No Knowledge. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective (which event is reasonably likely to occur within the thirty (30) Trading Days following the Trading Day on which such Notice is deemed delivered).

                    (m) Trading Cushion. The Trading Cushion shall have elapsed since the next preceding Put Date.

                    (n) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2.


      Due Diligence Review; Non-Disclosure of Non-Public Information.

*       Due Diligence Review.
The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

*        Non-Disclosure of Non-Public Information.

                        (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

                        (b) The Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                       Transfer Agent Instructions
*       Transfer Agent Instructions.
Upon each Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions to deliver the Put Shares without restrictive legends to the Escrow Agent.

*       No Legend or Stock Transfer Restrictions.
No legend shall be placed on the share certificates representing the Put Shares and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto.

*       Investor's Compliance.
Nothing in this Article shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Put Shares.


                             Choice of Law
* Governing Law/Arbitration.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New
York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York.
 To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. The Board of Arbitration shall be authorized and is directed to enter a default judgment against any party refusing to participate in the arbitration proceeding within thirty days of any deadline for such participation. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The prevailing party shall be awarded its costs, including attorneys' fees, from the non-prevailing party as part of the arbitration award. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available. The prevailing party in such injuctive action shall be awarded its costs, including attorney's fees, from the non-prevailing party.


                                 Assignment
* Assignment.
Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person except by operation of law. Notwithstanding the foregoing, upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed in the case of an assignment to an affiliate of the Investor, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound hereby.


                                 Notices
* Notices.
All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:
If to American Champion         1694 The Alameda, Suite 100
Entertainment Inc.:                     San Jose, CA 95126
                                        Attention: Anthony Chan
                                        Telephone: (408) 288-8199
                                        Facsimile:  (408) 288-8098

if to the Investor:     Sibson Holdings, Ltd.
        c/o Dr. Batliner & Partners
        Aeulestrasse 74
        FI-9490, Vaduz, Liechtenstein
        Attention: Hans Gassner
        Telephone: 011-
        Facsimile:  011-


with a copy to: Joseph A. Smith, Esq.
(shall not constitute notice)   Epstein Becker & Green, P.C.
        250 Park Avenue
        New York, New York
        Telephone: (212) 351-4500
        Facsimile: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.


                             Miscellaneous
* Counterparts/ Facsimile/ Amendments.
This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

* Entire Agreement.
This Agreement, the Exhibits hereto, which include, but are not limited to the Escrow Agreement, the Registration Rights Agreement and the Warrants, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

* Survival; Severability.
The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

* Title and Subtitles.
The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

* Reporting Entity for the Common Stock.
The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

* Replacement of Certificates.
Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Put Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

* Fees and Expenses.
Each of the Company and the Investors agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Investors' counsel in the amount of $15,000 plus $1,500 per Closing of a Put.

* Brokerage.
Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except Union Atlantic, L.C. whose fee shall be paid by the Company. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

        Section 13.9 Publicity. The Company agrees that it will not issue any press release or other public announcement of the transactions contemplated by this Agreement without the prior consent of the Investor, which shall not be unreasonably withheld nor delayed by more than two (2) Trading Days from its receipt of such proposed release; provided, however, that if the Company is advised by its outside counsel that it is required by law or the applicable rules of any Principal Market to issue any such press release or public announcement, then, it may do so without the prior consent of the Investor, although it shall be required to provide prior notice (which may be by telephone) to the Investor that it intends to issue such press release or public announcement. No release shall name the Investor without its express consent.

        Section 13.10   Effectiveness of Agreement.
This Agreement shall become effective only upon satisfaction of the conditions precedent to the Initial Closing set forth in Article I of the Escrow Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Private
Equity Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                               AMERICAN CHAMPION ENTERTAINMENT, INC.



                               By:
                               ______________________________________

                               Anthony Chan, President and CEO



                               SIBSON HOLDINGS, LTD.



                               By:_______________________________________

                               Hans Gassner, Director



                                                                 EXHIBIT A

                           ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made as of April 12,
2000, by and among American Champion Entertainment, Inc., a corporation incorporated under the laws of the State of Delaware, (the "Company"), Sibson Holdings, Ltd. ("Investor") and Epstein Becker & Green, P.C., (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Private Equity Line of Credit Agreement referred to in the first recital.

                         W I T N E S S E T H:

WHEREAS, the Investor will from time to time as requested by the Company, purchase shares of the Company's Common Stock from the Company as set forth in that certain Private Equity Line of Credit Agreement (the "Purchase Agreement") dated the date hereof between the Investor and the Company, which will be issued as per the terms and conditions contained herein and in the Purchase Agreement; and

WHEREAS, the Company and the Investor have requested that the Escrow
Agent hold in escrow and then distribute the initial documents and certain funds which are conditions precedent to the effectiveness of the Purchase Agreement, and have further requested that upon each exercise of a Put, the Escrow Agent hold the relevant documents and the applicable purchase price pending receipt by the Investor of certificates representing the securities issuable upon such Put;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:
TERMS OF THE ESCROW FOR THE INITIAL CLOSING

* The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds and documents which are referenced in Section 7.2 of the Purchase Agreement.

* At the Initial Closing, the Company shall deliver to the Escrow Agent:

* the original Warrant certificate representing the initial issuance of 175,000 Warrants in the form of Exhibit D to the Purchase Agreement;

* the original executed Registration Rights Agreement in the form of Exhibit C to the Purchase Agreement;

* the original executed opinion of _________________, Counsel of the Company, in the form of Exhibit E to the Purchase Agreement;

* the sum of $15,000;

* the original executed Company counterpart of this Escrow Agreement;

* the original executed Company counterpart of the Purchase Agreement;
and

* a warrant certificate issued to Union Atlantic, L.C. to purchase up to 50,000 shares of Common Stock in identical form to that of the Warrants (the "UA Warrant").

* Upon receipt of the foregoing, and receipt of executed counterparts from Investor of the Purchase Agreement, the Registration Rights Agreement and this Escrow Agreement, the Escrow Agent shall enter the Exercise Price, Commencement Date and Termination Date of the Warrant on the face of the Warrant and UA Warrant and immediately transfer the sum of fifteen thousand dollars ($15,000) to Epstein Becker & Green, P.C. ("EB&G"), 250 Park Avenue, New York, New York 10177 for the Investor's legal and administrative costs and arrange to have the Warrant certificate, the Purchase Agreement, this Escrow Agreement, the Registration Rights Agreement and the opinion of counsel delivered to the Investor and the UA Warrant delivered to Union Atlantic, L.C.

                   TERMS OF THE ESCROW FOR EACH PUT

* Each time the Company shall send a Put Notice to the Investor as provided in the Purchase Agreement, it shall send a copy, by facsimile, to the Escrow Agent.

* Each time the Investor shall purchase shares pursuant to a Put, the Investor shall send the applicable Investment Amount of the Put Shares to the Escrow Agent on or before the Closing Date for such Put. The Company shall promptly, but no later than five (5) Trading Days after receipt of notice from the Escrow Agent that it has the funds for the Investment Amount cause its Transfer Agent to deliver the Put Shares to the Investor's account through the Depository Trust Company and the Pro-Rata Warrants to the Escrow Agent, if possible, or else to deliver such certificates to the Escrow Agent. In the event that the certificates representing the Put Shares and Warrants are not in the Investor's or the Escrow Agent's possession within five (5) Trading Days of the date of the Escrow Agent's notice, then Investor shall have the right to demand, by notice, the return of the Investment Amount, and the Put Notice shall be deemed cancelled. The Escrow Agent shall enter the Exercise Price, Commencement Date and Termination Date of each Warrant on the face of each Warrant and deliver such certificates to the Investor and within one (1) Trading Day of Closing wire the Investment Amount per the written instructions of the Company net of:

* a brokerage fee equal to seven percent (7%) of the Investment Amount of each Put, to Union Atlantic, L.C. and

* One Thousand Five Hundred Dollars ($1,500) as escrow expenses to the Escrow Agent.

The Escrow Agent shall remit Broker's fee to Broker in accordance with wire instructions that will be sent to Escrow Agent from Broker.

                                   MISCELLANEOUS

* No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

* All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as set forth in the Purchase Agreement.

* This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

* This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by their respective agents duly authorized in writing or as otherwise expressly permitted herein.

* Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine.
This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

* The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Except as expressly set forth herein, any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall brought through the American Arbitration Association at the designated locale of New York, New York as is more fully set forth in the Purchase Agreement.

* The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.

* The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, excepting only its own gross negligence or willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law (other than Escrow Agent itself) shall be conclusive evidence of such good faith.

* The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

* The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder or hereunder.

* The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Escrow Agent has acted as legal counsel for the Investor, and may continue to act as legal counsel for the Investor, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The
Company consents to the Escrow Agent in such capacity as legal counsel for the Investors and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that the Investor and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

* The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investor. In the event of any such resignation, the Investors and the Company shall appoint a successor Escrow Agent.

* If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

* It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

* The Company and the Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written above.

                                AMERICAN CHAMPION ENTERTAINMENT, INC.
                                By:


                                Anthony Chan, President and CEO

                                INVESTOR:

                                SIBSON HOLDINGS, LTD.

                                By:


                                Hans Gassner, Director

                                ESCROW AGENT:
                                EPSTEIN BECKER & GREEN, P.C.

                                By:


                                Joseph A. Smith,
                                Authorized Signatory


                                                                     EXHIBIT B


                       PUT NOTICE/COMPLIANCE CERTIFICATE
                      American Champion Entertainment, Inc.

The undersigned hereby certifies, with respect to shares of Common Stock of American Champion Entertainment, Inc. (the "Company") issuable in connection with this Put Notice and Compliance Certificate dated _____________ (the "Notice"), delivered pursuant to Article II of the Private Equity Line of Credit Agreement dated as of April ___, 2000 (the "Agreement"), as follows:

1. The undersigned is the duly appointed Chief Executive Officer of the Company.

2. The representations and warranties of the Company set forth in the Agreement are true and correct in all material respects as though made on and as of the date hereof and all SEC Documents are as represented in
Section 4.5 of the Agreement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the date of this Put Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

4.      The Investment Amount is $___________.

The undersigned has executed this Certificate this ____ day of ________,
_____.


                                                AMERICAN CHAMPION
                                                ENTERTAINMENT, INC.


                                                ____________________

                                                Chief Executive Officer



                                                                    EXHIBIT C
                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of the ____ day of April, 2000, between Sibson Holdings, Ltd. ("Holder") and American Champion Entertainment, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company").

WHEREAS, simultaneously with the execution and delivery of this Agreement, pursuant to a Private Equity Line of Credit Agreement dated the date hereof (the "Purchase Agreement") the Holder has committed to purchase up to $5,000,000 worth of the Company's Common Stock (terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the Put Shares and the Blackout Shares issuable upon exercise of the Company's Put rights from time to time and the Warrant Shares (hereinafter referred to as the "Put Shares" or "Stock" or "Securities" of the Company).

NOW, THEREFORE, the parties hereto mutually agree as follows:

Registrable Securities.  As used herein the term "Registrable
Security" means the Securities until (i) all Put Shares and Warrant Shares have been disposed of pursuant to the Registration Statement,
(ii) all Put Shares and Warrant Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act
("Rule 144") are met, (iii) all Put Shares and Warrant Shares have been otherwise transferred to persons who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Put Shares and Warrant Shares not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Put Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

Restrictions on Transfer. The Holder acknowledges and understands that in the absence of an effective Registration Statement authorizing the resale of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Securities may be made by Holder in the absence of (i) an opinion of counsel to the Holder, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Securities Act or (ii) such registration.

With a view to making available to the Holder the benefits of Rule
144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

* comply with the provisions of paragraph (c)(1) of Rule 144; and

* file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

         Registration Rights With Respect to the Securities.

* The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within sixty (60) days after the date hereof, a registration statement (on Form S-1, S-3, or other appropriate form of registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), so as to permit a public offering and resale of the Securities under the Act by Holder.

The Company shall use its best efforts to cause the Registration
Statement to become effective within one hundred twenty (120) days from the date hereof, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. If the Registration Statement is not declared effective by September 30, 2000, the Holder may terminate this Agreement and the Purchase Agreement. The number of shares designated in the Registration Statement to be registered shall be at least 3,500,000 and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify Holder of the effectiveness of the Registration Statement within one Trading Day of such event.

* The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earlier of (i) the date that none of the Securities are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to the Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period").

* All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of its counsel. The Holder and its counsel shall have a reasonable period, not to exceed ten (10) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Holder with copies of any comment letters received from the Commission with respect thereto within two (2) Trading Days of receipt thereof. The Company shall make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holder and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Holder and other parties.
 The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

* The Company shall not be required by this Section 3 to include a Holder's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

* No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3.

* If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3(g) below), the Holder shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than thirty (30) days.
 The Company must give Holder notice in writing at least two (2) Trading Days prior to the first day of the blackout period, if lawful to do so.

* "Potential Material Event" means any of the following: (a) the possession by the Company of material information that is not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company or that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

Cooperation with Company. Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. The Holder consents to be named as a statutory underwriter in the Registration Statement.
Registration Procedures.     If and whenever the Company is required by
any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required:

* prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such Registrable
Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

* prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose and
(ii) furnish to each Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

* register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

* list such Registrable Securities on the Primary Market, and any other exchange on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or Nasdaq;

* notify each Holder at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

* as promptly as practicable after becoming aware of such event, notify Holder (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission or any state authority of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

* cooperate with the Holder to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holder reasonably may request and registered in such names as the Holder may request; and, within three Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holder) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

* take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holder of its Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

* in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

* maintain a transfer agent and registrar for its Common Stock.

                              Indemnification.

* The Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

* Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have.

* Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to
correct or prevent such statement or omission.   The Company and the
Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 7, in no event shall any (i) Holder be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the net proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:
American Champion Entertainment, Inc.
1694 The Alameda, Suite 100
San Jose, CA 95126
Attention: Anthony Chan
Telephone: (408) 288-8199
Fax:  (408) 288-8098



If to the Investor:
Sibson Holdings, Ltd.
        c/o Dr. Batliner & Partners
        Aeulestrasse 74
        FI-9490, Vaduz, Liechtenstein
Telephone: 011-075-236-0404
Fax: 011-075-236-0405

with a copy to:
Epstein Becker & Green, P.C.  (shall not constitute notice)
250 Park Avenue.
        New York, New York  10177
`       Attention: Joseph A. Smith, Esq.
        Telephone: (212) 351-4500
        Fax: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Assignment. Neither this Agreement nor any rights of the Holder or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Common Stock purchased by the Investor pursuant to the Purchase Agreement, and (b) upon the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed in the case of an assignment to an affiliate of the Holder, the Holder's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Holder) who agrees to be bound hereby.

Additional Covenants of the Company. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws.
Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York.
 To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. The Board of Arbitration shall be authorized and is directed to enter a default judgment against any party refusing to participate in the arbitration proceeding with thirty days of any deadline for such participation. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration. Any party shall have the right to seek injunctive relief from any court of competent jurisdiction in any case where such relief is available.

Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

        AMERICAN CHAMPION ENTERTAINMENT, INC.

        By:
                Anthony Chan, President and CEO

        SIBSON HOLDINGS, LTD.


        By:     ___
                Han Gassner, Director




                                                                 EXHIBIT D

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

                             STOCK PURCHASE WARRANT


                   To Purchase 175,000 Shares of Common Stock of
                        AMERICAN CHAMPION ENTERTAINMENT, INC.

THIS CERTIFIES that, for value received, Sibson Holdings, Ltd., (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the May 9, 2000 (the "Issuance Date") and on or prior to the close of business on May 9, 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from American Champion Entertainment, Inc., a Delaware corporation (the "Company"), up to one hundred seventy-five thousand (175,000) shares (the "Warrant Shares") of Common Stock, $.0001 par value, of the Company (the "Common
Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $ 1.7325 (the lower of (i) one hundred and ten percent (110%) of the average Bid Price of the Common Stock on the Nasdaq SmallCap Market for the five (5) Trading Days, immediately prior to the initial Closing Date and (ii) with respect to pro-rata Warrants only, the Bid Price on the Put
Date). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. In the event of any conflict between the terms of this Warrant and the Private Equity Line of Credit Agreement dated April 12, 2000 pursuant to which this Warrant has been issued (the "Purchase Agreement"), the Purchase Agreement shall control. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

Title to Warrant. Prior to the Termination Date hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.
Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
Exercise of Warrant. Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Issuance Date hereof, and before the close of business on the Termination Date hereof. Exercise of this Warrant or any part hereof shall be effected by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within three
(3) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. If the Registration Statement is not then effective, this Warrant may also be exercised by means of a "cashless exercise" in which the holder shall be entitled to receive a certificate for the number of shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the high and low trading prices per share of Common Stock on the Trading Day preceding the date of such election;

(B) =  the Exercise Price of the Warrants; and

(X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the Exercise Price.
Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.
Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.
Transfer, Division and Combination. (a) Subject to compliance with any applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

                        (b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                    (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

                    (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.
Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

Adjustments of Exercise Price and Number of Warrant Shares. (a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.
 In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.
 Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

* Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.
Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.
Notice of Corporate Action.  If at any time:

                        (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                     (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                        (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder
(i) at least 30 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 16(d).

Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.



                                 Miscellaneous.

* Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of New York without regard to its conflict of law principles or rules, and be subject to arbitration pursuant to the terms set forth in the Purchase Agreement.

* Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

* Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date hereof. If the Company willfully fails to comply with any material provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

* Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

* Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

* Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

* Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

* Indemnification. The Company agrees to indemnify and hold harmless Holder from and against any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Warrant; provided, however, that the Company will not be liable hereunder to the extent that any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable judgment by a court to have resulted from Holder's negligence, bad faith or willful misconduct in its capacity as a stockholder or warrantholder of the Company.

* Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

* Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

* Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  _________ ___, 200__
        AMERICAN CHAMPION ENTERTAINMENT, INC.



        By:
              Anthony Chan, President and CEO




        NOTICE OF EXERCISE



To:     American Champion Entertainment, Inc.



(1) The undersigned hereby elects to purchase ________ shares of Common Stock (the "Common Stock"), of American Champion Entertainment, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                        _______________________________
                        (Name)

                        _______________________________
                        (Address)
                        _______________________________




Dated:


                                               ______________________________
                                                        Signature





                           ASSIGNMENT FORM

                 (To assign the foregoing warrant, execute this form and supply required information.
                 Do not use this form to exercise the warrant.)



FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

                                                        Dated:  ______________,

                        Holder's Signature:     _____________________________

                        Holder's Address:       _____________________________

                                                _____________________________


Signature Guaranteed:  ___________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.




                               APPENDIX  B



                                AGREEMENT

                   CONCERNING THE EXCHANGE OF COMMON STOCK

                                 AMONG

                AMERICAN CHAMPION ENTERTAINMENT, INC. ("ACEI")

         BEIJING WISDOM NETWORK TECHNOLOGY COMPANY, LTD. ("B.A.Network")
                                  and

        THE SHAREHOLDERS OF BEIJING WISDOM NETWORK TECHNOLOGY COMPANY, LTD.



        TABLE OF CONTENTS

                                                                      Page
                                                                       No.

ARTICLE 1 - EXCHANGE OF SECURITIES                                      9

1.1  - Issuance of Shares                                               9
1.2  - Exemption from Registration                                      9


ARTICLE 2 - REPRESENTATIONS AND WARRANTIES OF B.A. Network              9

2.1  - Organization                                                     9
2.2  - Capital                                                          10
2.3  - Subsidiaries                                                     10
2.4  - Directors and Officers                                           10
2.5  - Financial Statements                                             10
2.6  - Investigation of Financial Condition                             10
2.7  - Compliance with Laws                                             10
2.8  - Litigation                                                       11
2.9  - Authority                                                        11
2.10 - Ability to Carry Out Obligations                                 11
2.11 - Full Disclosure                                                  11
2.12 - Material Contracts                                               11
2.13 - Indemnification                                                  12
2.14 - Transactions with Officers and Directors                         12
2.15 - Background of Officers and Directors                             12
2.16 - Employee Benefits                                                13

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES OF ACEI                      13

3.1  - Organization                                                     13
3.2  - Capital                                                          13
3.3  - Subsidiaries                                                     14
3.4  - Directors and Officers                                           14
3.5  - Financial Statements                                             14
3.6  - Absence of Changes                                               14
3.7  - Absence of Undisclosed Liabilities                               14
3.8  - Tax Returns                                                      14
3.9  - Investigation of Financial Condition                             14
3.10 - Trade Names and Rights                                           14
3.11 - Compliance with Laws                                             15
3.12 - Litigation                                                       15
3.13 - Authority                                                        15
3.14 - Ability to Carry Out Obligations                                 15
3.15 - Validity of ACEI Shares                                          15
3.16 - Full Disclosure                                                  15
3.17 - Assets                                                           15
3.18 - Material Contracts                                               16
3.19 - Compliance With SEC Reporting Requirements                       16

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS              16

4.1  - Share Ownership                                                  16
4.2  - Investment Intent                                                16
4.3  - (deleted)                                                        17
4.4  - Legend                                                           17

ARTICLE 5 - COVENANTS                                                   17

5.1  - Investigative Rights                                             17
5.2  - Conduct of Business                                              18

ARTICLE 6 - CONDITIONS PRECEDENT TO ACEI'S PERFORMANCE                  18

6.1  - Conditions                                                       18
6.2  - Accuracy of Representations                                      18
6.3  - Performance                                                      18
6.4  - Absence of Litigation                                            18
6.5  - Acceptance by B.A. Network Shareholders                          18
6.6  - Officer's Certificate                                            19
6.7  - Opinion of Counsel to B.A. Network                               19

ARTICLE 7 - CONDITIONS PRECEDENT TO B.A. Network'S PERFORMANCE          19

7.1  - Conditions                                                       19
7.2  - Accuracy of Representations                                      19
7.3  - Performance                                                      20
7.4  - Absence of Litigation                                            20
7.5  - Current Status                                                   20
7.6  - Directors of ACEI                                                20
7.7  - Officers of ACEI                                                 20
7.8  - blank                                                            20
7.9  - Officer's Certificate                                            20
7.10 - Opinion of Counsel                                               20

ARTICLE 8 - CLOSING                                                     20

8.1  - Closing                                                          20

ARTICLE 9 - MISCELLANEOUS                                               21

9.1  - Captions and Headings                                            21
9.2  - Memos, Attachments and Exhibits                                  21
9.3  - No Oral Change                                                   21
9.4  - Non-Waiver                                                       22
9.5  - Entire Agreement                                                 22
9.6  - Member to B.A. Network's Board of Directors                      22
9.7  - Choice of Law                                                    22
9.8  - Counterparts                                                     22
9.9  - Notices                                                          22
9.10 - (deleted)                                                        23
9.11 - Binding Effect                                                   23
9.12 - Mutual Cooperation                                               23
9.13 - Announcements                                                    23
9.14 - Expenses                                                         23
9.15 - Survival of Representations and Warranties                       23
9.16 - Exhibits                                                         24




                                 AGREEMENT


AGREEMENT, made as of the     27th    day of        March      ,
2000, by and among American Champion Entertainment, Inc. of the United States of America, a Delaware corporation ("ACEI"), Beijing Wisdom Network Technology Company, Ltd., a corporation formed under the laws of the People's Republic of China ("B.A. Network") and the shareholders of Beijing Wisdom Network Technology Company, Ltd. (the "Shareholders").
 This agreement is subject to review by the U.S. Securities and Exchange Commission ("SEC") and approval by the shareholders of ACEI, and shall become effective immediately upon satisfactory review by the SEC and approval by the shareholders at a meeting of the shareholders of ACEI. Once approval by shareholders is obtained, ACEI shall notify B.A. Network of the effectiveness of this agreement within the same day.

WHEREAS, ACEI desires to acquire 80.00% of all of the issued and outstanding shares of B.A. Network, in exchange for a total value of $4,672,050 of either ACEI authorized but unissued shares of the common stock, $.0001 par value (the "Exchange Stock"), or partially in cash; and such Exchange Stock and cash, shall be granted in three parts:

I. A number of shares equal to $300,000 in value, included in the Exchange Stock, or $300,000 in cash, is payable to B.A. Network as Part I of the exchange transaction. B.A. Network shall have to right to choose between payment in shares or in cash, and B.A. Network shall provide ACEI official written notice of its choice of payment not later than three business days after to the date of effectiveness of this agreement.

1.1 If B.A. Network elects to be paid in cash, then ACEI shall transfer by wire the amount of $300,000 into an account specified by B.A. Network within ten business days from the date of effectiveness of this agreement.

1.2 If B.A. Network elects to be paid in shares, then ACEI shall issue and transfer $300,000 in value of ACEI shares into a stock account specified by B.A. Network within ten business days from the date of effectiveness of this agreement.

1.2.1 The price of the shares shall be based on the average of the daily closing sales prices from the date of the Letter of Intent to the date of effectiveness of this agreement.

1.2.2 The shares shall have registration rights and become freely tradable without restrictions upon effectiveness of registration.

II. For the year 2000, ACEI shall grant B.A. Network the amount of US$1,184,097 in shares of ACEI, or in cash, according to the following projections, as part II of the exchange transaction. B.A. Network shall have to right to choose between payment in shares or in cash, and B.A. Network shall provide ACEI official written notice of its choice of payment not later than three business days after to the delivery of reviewed financial statements to ACEI via one of the big five U.S. accounting firms.


B.A. Network Revenue Projections         2000         2001          2002
(To be annually audited & quarterly
reviewed  by acceptable U.S. accounting firm.)

Exchange Rate - RMB / US$: 8.3 / 1


Gross Revenue (RMB)                   65,000,000   80,000,000   95,000,000
Gross Revenue (US$)                   $7,831,325   $9,638,554  $11,445,783
Gross Revenue (US$) x 80.00%          $6,265,060   $7,710,843   $9,156,627

EBITDA (earnings before interests, taxes, depreciation &
amortization)
EBITDA (RMB)                           3,250,000    4,000,000    4,750,000
EBITDA (US$)                            $391,566     $481,928     $572,289
EBITDA (US$) x 80.00%                   $313,253     $385,542     $457,831

18% of Gross Revenue, payable         $1,127,711   $1,387,952   $1,648,193
in ACEI common stock

18% of EBITDA, payable                   $56,386      $69,398      $82,410
in ACEI common stock

Total payable in ACEI common stock    $1,184,097   $1,457,349   $1,730,603

Total payments over years 2000 to 2002, to be paid in ACEI common stock,
                                                                $4,372,050


2.1 If B.A. Network elects to be paid in cash, and upon the delivery of reviewed financial statements to ACEI via one of the big five U.S. accounting firms, then ACEI shall make the following quarterly payments:

2.1.1 Within 10 business days, ACEI shall make payment by wire transfer to an account specified by B.A.
Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 50% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table,

and

(Gross Revenue + EBITDA) x 80% x 18% x 20% for Gross and EBITDA amounts that are more than the figures in the above table.

2.1.2 Within 6 months, ACEI shall make payment by wire transfer to an account specified by B.A. Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 20% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table,

and

(Gross Revenue + EBITDA) x 80% x 18% x 40% for Gross and EBITDA amounts that are more than the figures in the above table.

2.1.3 Within 9 months, ACEI shall make payment by wire transfer to an account specified by B.A. Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 20% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table.

2.1.4 Within 12 months, ACEI shall make payment by wire transfer to an account specified by B.A. Network of the amount of

(Gross Revenue + EBITDA) x 80% x 18% x 10% for Gross Revenue and EBITDA amounts that are less than or equal to the figures in the above table,

and

(Gross Revenue + EBITDA) x 80% x 18% x 40% for Gross and EBITDA amounts that are more than the figures in the above table.

2.2 If B.A. Network elects to be paid in shares, and within ten business days from the delivery of quarterly reviewed financial statements to ACEI via one of the big five U.S. accounting firms, then ACEI shall issue and transfer the amount of ACEI common stock, based on 80% X 18% of the Gross Revenue and EBITDA according to the figures in the above table, into a stock account specified by B.A. Network. The price of the shares shall be the average of the closing sales prices of ACEI shares within the applicable quarter, and be subject to the following restrictions:

2.2.1 For amounts less than and equal to the above tabulation, 50% shall not have restrictions, 20% shall be restricted from sales for 6 months from the date of issuance, 20% restricted for 9 months, and 10% restricted for 12 months.

2.2.2 For amounts more than the above tabulation, 20% shall not have restrictions, 40% shall be restricted from sales for 6 months from the date of issuance, and 40% shall be restricted for 12 months.


III. As part III of the exchange transaction, ACEI shall issue shares of ACEI common stock to B.A. Network for the years 2001 and 2002, based of figures in the above table.

3.1 Within ten business days from the delivery of quarterly reviewed financial statements to ACEI via one of the big five U.S. accounting firms, then ACEI shall issue and transfer the amount of ACEI common stock, based on 80% X 18% of the Gross Revenue and EBITDA according to the figures in the above table, into a stock account specified by B.A. Network.

3.2 The price of the shares shall be the average of the closing sales prices of ACEI shares within the applicable quarter, and be subject to the following restrictions:

3.2.1 For amounts less than and equal to the above tabulation, 50% shall not have restrictions, 20% shall be restricted from sales for 6 months from the date of issuance, 20% restricted for 9 months, and 10% restricted for 12 months.

3.2.2 For amounts more than the above tabulation, 20% shall not have restrictions, 40% shall be restricted from sales for 6 months from the date of issuance, and 40% shall be restricted for 12 months.





WHEREAS, the Shareholders desire to exchange their B.A. Network shares for the Exchange Stock as set forth herein; and

WHEREAS, B.A. Network desires to assist ACEI in a business combination which will result in the Shareholders of B.A. Network owning approximately 16% of the then issued and outstanding shares of ACEI's Common Stock (with the understanding that since ACEI is currently in an expansion phase with multiple acquisition candidates in negotiation, the actual resulting ownership by B.A. Network of ACEI may be significantly less) and ACEI owning 80.00% of the issued and outstanding shares of B.A. Network's Capital Stock;

NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties hereto agree as follows:



                                ARTICLE I

                        Exchange of Securities

1.1 Issuance of Shares. Subject to all of the terms and conditions of this Agreement, ACEI agrees to issue to the Shareholders the shares of the Exchange Stock, or partially in cash, as described above in exchange for 80.00% of all of the outstanding shares of B.A. Network capital stock owned by the Shareholders, as set forth on Exhibit 1.1.

1.2 Exemption from Registration. Except as specified above for issuance of shares with registration rights, the parties hereto intend that the Common Stock to be issued by ACEI to the Shareholder shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act") pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder.


                                  ARTICLE 2

             Representations and Warranties of B.A. Network

B.A. Network and the Shareholders of B.A. Network represent to ACEI that:

2.1 Organization. B.A. Network is a corporation duly organized and validly existing and in good standing under the laws of the People's Republic of China and has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing where its business requires qualification. (Further legal descriptions of B.A. Network, if necessary, such as transfer of assets and liabilities of another entity, etc).

2.2 Capital. The authorized capital stock of B.A. Network is as set forth on the annexed Exhibit 2.2, a copy of which is annexed hereto and made a part hereof. The shares currently outstanding are owned by the Shareholders. All of the issued and outstanding shares of B.A. Network are duly and validly issued, fully paid, and non-assessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating B.A. Network to issue or to transfer from treasury any additional shares of its capital stock of any class.

2.3 Subsidiaries. As of the date of this Agreement, B.A. Network does not have any subsidiaries or own any interest in any other enterprise.

2.4 (a) Directors and Officers. Exhibit 2.4 to this Agreement, the text of which is incorporated herein by reference, contains the names and titles of all directors and officers of B.A. Network as of the date of this Agreement.

2.5 (b) Financial Statements. The B.A. Network financial statements are to be audited by a reputable international auditing firm for the year ending December 31, 1999 which are annexed hereto as Exhibit
2.5 and must be delivered to ACEI prior to the Closing. Such financial statements are to be complete, accurate and fairly present the financial condition of B.A. Network as of the date thereof and the results of operations for the year ending December 31, 1999, for the business of B.A. Network that has been operated in the normal course.

There are no material liabilities, either fixed or contingent, not reflected in such financial statements other than contracts or obligations in the ordinary and usual course of business; and no such contracts or obligations in the usual course of business constitute liens or other liabilities which, if disclosed, would materially alter the financial condition of B.A. Network as reflected in such financial statements. The financial statements of B.A. Network are incorporated herein by reference and deemed to be a part hereof.

2.6 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ACEI and/or its attorneys shall have the opportunity to meet with accountants and attorneys of ACEI to discuss the financial condition of B.A. Network. B.A. Network shall make available to ACEI and/or its attorneys all books and records of B.A. Network. If the transaction contemplated hereby is not completed, all documents received by ACEI and/or its attorneys shall be returned to B.A. Network and all information so received shall be treated as confidential.

2.7 Compliance with Laws. B.A. Network has complied with and are not in violation of applicable national, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business. All national, state and local income tax returns required to be filed by B.A. Network have been filed and all required taxes have been paid or an adequate reserve therefor has been established in the financial statements. B.A. Network's tax returns have not been audited by any authority empowered to do so.

2.8 Litigation. Neither B.A. Network nor the Shareholders are a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of B.A. Network and the Shareholders, threatened against or affecting B.A. Network or the Shareholders, their assets or financial condition, except for matters which would not have a material effect on B.A. Network, the Shareholders or their respective properties. Neither B.A. Network nor the Shareholders are in default with respect to any order, writ, injunction or decree of any national, state, local or foreign court, department, agency or instrumentality applicable to it. Neither B.A. Network nor Shareholders are engaged in any lawsuits to recover any material amount of moneys due to B.A. Network or Shareholders.

2.9 Authority. The Board of Directors of B.A. Network has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and upon obtaining any necessary shareholder approval, B.A. Network will have full power and authority to execute, deliver and perform this Agreement and this Agreement will be a legal, valid and binding obligation of B.A. Network, enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

2.10 Ability to Carry Out Obligations. The execution and delivery of this Agreement by B.A. Network and the performance by B.A. Network of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-laws, or other agreement or instrument to which B.A. Network or Shareholders are a party or by which either may be bound, nor will any consents or authorizations of any party other than those hereto be required; (b) an event that would permit any party to any agreement or instrument, to terminate it or to accelerate the maturity of any indebtedness or other obligation of B.A. Network or Shareholders; or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of B.A. Network or Shareholders.

2.11 Full Disclosure. None of the representations and warranties made by B.A. Network and the Shareholders herein, or in any exhibit, certificate or memorandum furnished or to be furnished by B.A. Network, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

2.12 Material Contracts. Neither B.A. Network nor the Shareholders has any material contracts to which either is a party or by which they are bound, except for those agreements set forth on the annexed hereto as
Exhibit 2.12.

2.13 Indemnification. B.A. Network and the Shareholders agree to defend and hold harmless ACEI, its officers and directors against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of or failure by B.A. Network to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by B.A. Network under this Agreement.

2.14 Transactions with Officers and Directors. Except as otherwise disclosed in B.A. Network's financial statements dated December 31, 1999 and delivered to ACEI, there have been, and through the date of Closing there will be (1) no bonuses or unusual compensation to any of the officers or directors of B.A. Network; (2) no loans, leases or contracts made to or with any of the officers or directors of B.A. Network; (3) no dividends or other distributions declared or paid by B.A. Network; and (4) no purchases by B.A. Network of any of its capital shares.

2.15 Background of Officers and Directors. During the past five year period, no officer or director of B.A. Network has been the subject of:

(a) A petition under the U.S. Federal Bankruptcy laws or any other insolvency law or has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(b) A conviction in the United States in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c) Any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodities trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase and sale of any security or commodity or in connection with any violation of U.S. Federal, State or other securities law or commodities law.

(d) Any order, judgment, decree, not subsequently reversed, suspended or vacated, of any U.S. Federal, State or local authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

(e) a finding by any court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission to have violated any securities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated; or

(f) a finding by any court of competent jurisdiction in a civil action or by the United States Commodity Futures Trading Commission to have violated any commodities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated.

2.16 Employee Benefits. B.A. Network does not have any pension plan, profit sharing or similar employee benefit plan.


                                ARTICLE 3

                    Representations and Warranties of ACEI

ACEI represents and warrants to B.A. Network that:

3.1 Organization. ACEI is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and has all necessary corporate powers to own properties and to carry on business.

3.2 Capital. The authorized capital stock of ACEI consists of 40,000,000 shares of Common Stock, par value $.0001 per share and 6,000,000 shares of Preferred Stock, par value $.0001 per share, which may be issued in one or more series at the discretion of the board of directors. As of the date of this Agreement, there were approximately 6,000,000 shares of Common Stock outstanding, all of which were fully paid and non-assessable, and there was no Preferred Stock outstanding. Except for the Options and common stock purchase warrants as listed in Exhibit
3.2 and convertible debentures that ACEI has sold and that the underlying common stock are registered on Form S-3's filed with the U.S. Securities and Exchange Commission in February 2000, there are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating ACEI to issue or to transfer from treasury any additional shares of its capital stock of any class.

3.3 Subsidiaries. ACEI's subsidiaries are identified on Exhibit 3.3, annexed hereto and made a part hereof.

3.4 Directors and Officers. Exhibit 3.4, annexed hereto and hereby incorporated herein by reference, contains the names and titles of all directors and officers of ACEI as of the date of this Agreement.

3.5 Financial Statements. Exhibit 3.5, annexed hereto and incorporated herein by reference, consists of the ACEI audited financial statements as of December 31, 1998, and unaudited financial statements for the three month periods ended March 31, 1999 and June 30, 1999.

3.6 Changes Since December 31, 1998. Since December 31, 1998, there has been not been any adverse change in the financial condition and operations of ACEI.

3.7  Absence of Undisclosed Liabilities.  As of December 31, 1998,
ACEI does not have any material debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in ACEI balance sheet as of December 31, 1998 or as presented in the Notes to the Financial Statements. There have been no new liabilities incurred since December 31, 1998, except for those described in the reports for the three month periods ended March 31, 1999 and June 30, 1999 and those incurred in the ordinary course of business and in connection with this transaction.

3.8 Tax Returns. Within the times and in the manner prescribed by law, ACEI has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in the balance sheet included in Exhibit 3.5 is adequate for any and all federal, state, county and local taxes for the period ending on the date of such balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by ACEI.

3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, B.A. Network shall have the opportunity to meet with ACEI's accountants and attorneys to discuss the financial condition of ACEI. ACEI shall make available to B.A. Network all books and records of ACEI.

3.10 Trade Names and Rights. Except for the subsidiaries of ACEI as described in Exhibit 3.3 which own trademark and copyrights of intellectual properties, ACEI does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications. To the best knowledge of ACEI, no person owns any trademark, trademark registration or application, service mark, trade name, copyright, or copyright registration or application the use of which is necessary or contemplated in connection with the operation of ACEI's business as a holding company.

3.11 Compliance with Laws. ACEI has complied with and is not in violation of applicable federal, state or local statutes, laws or regulations (including, without limitation, any applicable building, zoning, securities or other law, ordinance, or regulation) affecting its properties or the operation of its business.

3.12 Litigation. ACEI is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of ACEI, threatened against or affecting ACEI or its business, assets or financial condition. ACEI is not engaged in any legal action to recovery moneys due to it.

3.13 Authority. The Board of Directors and Shareholders of ACEI have authorized the execution of this Agreement and the transactions contemplated herein, and ACEI has full power and authority to execute, deliver and perform this Agreement and this Agreement is the legal, valid and binding obligation of ACEI, is enforceable in accordance with its terms and conditions, except as may be limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by ACEI and the performance by ACEI of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, by-laws, or other agreement or instrument to which ACEI is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required; (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of ACEI; or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of ACEI.

3.15 Validity of ACEI Shares. The shares of ACEI Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

3.16 Full Disclosure. None of the representations and warranties made by ACEI herein, or in any exhibit, certificate or memorandum furnished or to be furnished by ACEI, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

3.17 Assets. ACEI has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as disclosed in its financial statements.

3.18 Material Contracts. Except as otherwise disclosed in this agreement and in its Report on From 10-KSB for the year ended December 31, 1998 and the three month periods ended March 31, 1999 and June 30, 1999, ACEI has no material contracts to which it is a party or by which it is bound.

3.19 Complience With SEC Reporting Requirements. The Common Stock of
ACEI is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). ACEI has duly filed all materials and documents required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act prior to the consummation of the transaction contemplated hereby. The Common Stock of ACEI is currently traded on the Nasdaq SmallCap Market.


                                ARTICLE 4

            Representations and Warranties of Shareholders

4.1 Share Ownership. The Shareholders represent that they hold shares of B.A. Network's common stock as set forth in Exhibit 2.2 hereof, and that such shares are owned of record and beneficially by such shareholders, and such shares are not subject to any lien, encumbrance or pledge, and are restricted securities as defined in Rule 144 of the Securities Act of 1933. The Shareholders severally represent that they hold authority to exchange their shares pursuant to this Agreement.

4.2 Investment Intent. The Shareholders understand and acknowledge that the shares of Exchange Stock are being offered for exchange in reliance upon the exemption provided in Section 4(2) of the Securities Act of 1933 for non-public offerings; and The Shareholders make the following representations and warranties with the intent that same may be relied upon in determining the suitability of each such shareholder as a purchaser of securities. In the event the following representations and warranties may cause discrepancies from the meanings of above sections I, II, & III (particularly the descriptions of "not restricted" and "freely tradable"), then the meanings of above sections I, II, & III shall prevail.

(a) The Shareholders acknowledge that the Exchange Stock being acquired solely for the account of such Shareholders, for investment purposes only, and not with a view towards or for sale in connection with any distribution thereof, and with no present intention of distributing or re-selling any part of the Exchange Stock;

(b)  The Shareholders agree not to dispose of his Exchange
Stock, or any portion thereof unless and until counsel for ACEI shall have determined that the intended disposition is permissible and does not violate the Securities Act of 1933 or any applicable state securities laws, or the rules and regulations thereunder;

(c) The Shareholders acknowledge that ACEI has made all documentation pertaining to all aspects of the herein transaction available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to discuss such transaction with the officers of ACEI;

(d) The Shareholders represent that they have relied solely upon ACEI's Report on Form 10-KSB for the period ended December 31, 1998 and all other filings made by ACEI with the Securities and Exchange Commission and independent investigations made by the Shareholders or their representatives, if any;

(e) The Shareholders represent that they are knowledgeable and experienced in making and evaluating investments of this nature and desire to acquire the Exchange Stock on the terms and conditions herein set forth;

(f) The Shareholders represent that they are able to bear the economic risk of an investment, as a result of the herein transaction, in the Exchange Stock;

(g) The Shareholders represent that they understand that an investment in the Exchange Stock is not liquid, and The Shareholders represent that they have adequate means of providing for their current needs and personal contingencies and have no need of liquidity in this investment; and

(h) The Shareholders represent that they are an "accredited investor" as that term is defined in Rule 501 of Regulation D, promulgated under the Securities Act of 1933.

4.3  (deleted)

4.4 Legend. The Shareholders agree that the certificates evidencing the Exchange Stock acquired pursuant to this Agreement will have a legend placed thereon stating that the securities have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of such securities.


                                   ARTICLE 5

                                   Covenants

5.1 Investigative Rights. From the date of this Agreement until the Closing Date, ACEI and B.A. Network shall provide to each other, and such other party's counsels, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice of each party's properties, books, contracts, commitments and records for the purpose of examining the same.
 Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

5.2  Conduct of Business.  Prior to the Closing, ACEI and B.A.
Network shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party except in the regular course of business or as part of the transactions contemplated hereby. Neither ACEI nor B.A. Network shall amend its Articles of Incorporation or By-laws, declare dividends, redeem or sell stock or other securities, incur additional or newly funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business.


                                ARTICLE 6

                 Conditions Precedent to ACEI's Performance

6.1 Conditions. ACEI's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. ACEI may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such wavier of a condition shall constitute a waiver by ACEI of any other condition or of any of ACEI's other rights or remedies, at law or in equity, if B.A. Network or the Shareholders shall be in default of any of their representations, warranties or covenants under this Agreement.

6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Shareholders and B.A. Network in this Agreement or in any written statement that shall be delivered to ACEI by B.A. Network under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

6.3 Performance. B.A. Network shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against B.A. Network or the Shareholders on or before the Closing Date.

6.5 Acceptance by B.A. Network Shareholders. The holders of an aggregate of not less than 100% of the issued and outstanding shares of common stock of B.A. Network shall have agreed to exchange a percentage of their shares as stipulated in this Agreement, for shares of the Exchange Stock.

6.6  Officer's Certificate.  B.A. Network shall have delivered to
ACEI a certificate, dated the Closing Date, and signed by the President of B.A. Network, certifying that each of the conditions specified in Sections
6.2 through 6.5 hereof have been fulfilled.

6.7 Opinion of Counsel to B.A. Network. B.A. Network shall have delivered to ACEI an opinion of its Chinese and United States counsel, as applicable, dated the Closing date, to the effect that:

(a) B.A. Network is a corporation duly organized, validly existing and in good standing under the laws of the People's Republic of China and the City of Beijing;

(b) The authorized capital stock of B.A. Network is as set forth on the annexed Exhibit 2.2, a copy of which is annexed hereto and made a part hereof. All issued and outstanding shares are legally issued.

(c) This Agreement has been duly and validly authorized, executed and delivered and constitutes the legal and binding obligation of B.A. Network, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally; and


                            ARTICLE 7

                       Conditions Precedent to
            B.A. Network's and Shareholders' Performance

7.1 Conditions. B.A. Network's and Shareholders' obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 7. B.A. Network and Shareholders may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by B.A. Network and Shareholders of any other condition or of any of B.A. Network's and Shareholders' rights or remedies, at law or in equity, if ACEI shall be in default of any of its representations, warranties or covenants under this Agreement.

7.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ACEI in this Agreement or in any written statement that shall be delivered to B.A. Network and Shareholders by ACEI under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

7.3 Performance. ACEI shall have performed, satisfied, and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

7.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against ACEI on or before the Closing Date, except as disclosed herein.

7.5 Current Status. ACEI shall have prepared and filed with the Securities and Exchange Commission its Annual Report on Form 10-KSB for the period ended December 31, 1998 and its Quarterly Report on Form 10-QSB for the three month periods ended March 31, 1999 and June 30, 1999.

7.6 Directors of ACEI. ACEI's Board of Directors shall remain to serve until a new board is elected at the next annual meeting of stockholders in the year 2000.

7.7 Officers of ACEI. ACEI's officers shall remain in their office as per terms of their employment agreements.

7.8 Intentionally Left Blank

7.9  Officers' Certificate.  ACEI shall have delivered to B.A.
Network and Shareholders a certificate, dated the Closing Date and signed by the President of ACEI certifying that each of the conditions specified in Sections 7.2 through 7.7 have been fulfilled.

7.10 Opinion of Counsel. ACEI shall deliver an opinion of its counsel in the form annexed hereto as Exhibit 7.10;


                                ARTICLE 8

                                  Closing

8.1 Closing. The Closing of this transaction shall be held at the offices of Sichenzia, Ross & Friedman LLP, Esqs., 135 West 50th Street, New York, New York 10020, or such other place as shall be mutually agreed upon, on ______________________ , 2000 or such other date as shall be mutually agreed upon by the parties. At the Closing:

(a) Shareholder shall present the certificates representing their shares of B.A. Network being exchanged to ACEI, and such certificates will be duly endorsed in blank;

(b) Shareholders shall receive a certificate or certificates representing the number of shares of ACEI Common Stock for which the shares of B.A. Network common stock shall have been exchanged;

(c) ACEI shall deliver an officer's certificate, as described in Section 7.9 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of ACEI are true and correct as of, or have been fully performed and complied with by, the Closing Date;

(d) ACEI shall deliver a resolution of its Board of Directors of ACEI approving this Agreement and each matter to be approved by the Directors of ACEI under this Agreement;

(e) ACEI shall deliver an opinion of its counsel, as described in Section 7.10 hereof, dated the Closing Date;

(f) B.A. Network shall deliver an officer's certificate, as described in Section 6.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of B.A. Network are true and correct as of, or have been fully performed and complied with by, the Closing Date.

(g) B.A. Network shall deliver an opinion of its counsel, as described in Section 6.7 hereof, dated the Closing Date; and

(h) B.A. Network shall deliver resolutions of its Board of Directors approving this Agreement and each matter to be approved by the Directors of B.A. Network under this Agreement.


                                ARTICLE 9

                              Miscellaneous

9.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

        9.2 Memos, Attachments & Exhibits. Any memos, attachments & exhibits signed by the parties are vital segments of this agreement and are valid and binding between the parties along with this agreement.

9.3 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but it can be changed by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.4 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions; (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach of failure of a covenant, condition or provision hereof shall not be deemed a waiver of such breach or failure; and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

9.5 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6 Member to B.A. Network's Board of Directors. Upon the effectiveness of this agreement, ACEI shall appoint one member to B.A. Network's Board of Directors.

9.7 Choice of Law. This Agreement and its application shall be governed by the laws of the United States of America and by the laws of the People's Republic of China. Disputes between the parties shall be settled amicable between the parties. In the event disputes cannot be settled by the parties themselves, then the matter shall be handed over to arbitration in a third country to be mutually agreed upon between the parties.

9.8 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be in the English and Chinese languages. In the event of discrepancies between the two languages, the parties shall amicably negotiate to settle the disputes.

9.9 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To ACEI:
                        Mr. Anthony K. Chan
                        President & CEO
                        American Champion Entertainment, Inc.
                        1694 The Alameda, Suite 100
                        San Jose, CA 95126
                        U. S. A.
                        Phone:  1-408-288-8199
                        Fax:    1-408-288-8098
                        E-mail: a.chan@americanchamp.com

To B.A. Network:

                        Mr. Lin, Tao
                        General Manager
                        Beijing Wisdom Network Technology Company, Ltd. No. 105 San Huan Bei Road, West Section
                        Ke Yuan Building, A-809
                        Heiding District
                        Beijing
                        People's Republic of China
                        Phone:  86-10-8841-5090
                        Fax:    86-10-8841-4987
                        E-mail: lintao@banet.com.cn


9.10  (deleted)

9.11 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

9.12 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.13 Announcements. ACEI and B.A. Network will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

9.14 Expenses. Each party will pay its own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated. In no event shall one party be liable for any of the expenses of the other party. ACEI shall be responsible for the expenses of the audit, by one of the big five U.S. accounting firms, of B.A. Networks financial statements for the years ended December 31, 1999 and 2000 only.

9.15 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing irrespective of any investigation made by or on behalf of any party.

9.16 Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for hereinabove, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.


WHEREFORE, the above agreement is hereby agreed to and accepted as of the date first above written.

                                AMERICAN CHAMPION ENTERTAINMENT, INC.

                                By:
                                Anthony K. Chan
                                President & CEO


                                BEIJING WISDOM NETWORK TECHNOLOGY COMPANY, LTD.

                                By:
                                Lin, Tao
                                General Manager